UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:  BlackRock Funds

BlackRock Disciplined Small Cap Core Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

            Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2016

Date of reporting period: 11/30/2015

Item 1 – Report to Stockholders

NOVEMBER 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Disciplined Small Cap Core Fund	of BlackRock FundsSM

BlackRock Small Cap Growth Fund II	of BlackRock Series, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1.  Access the BlackRock website at blackrock.com

2.  Select “Access Your Account”

3.  Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery in 2015, the Federal Reserve (the “Fed”) has been posturing for a change from its low-rate policy while the European Central Bank (ECB) and the Bank of Japan have taken a more accommodative stance. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodity prices. After plunging in late 2014, oil prices have been particularly volatile and below the historical norm due to an ongoing imbalance in global supply and demand.

Global market volatility increased in the summer of 2015, beginning with a sharp, but temporary, sell-off in June as Greece’s long-brewing debt troubles came to an impasse. These concerns abated with the passing of austerity and reform measures in July, but the market’s calm was short-lived as signs of weakness in China’s economy sparked a significant decline in Chinese equities. Higher volatility spread through markets globally in the third quarter as further indications of a deceleration in China stoked worries about the broader global economy, resulting in the worst quarterly performance for equities since 2011. Given a dearth of evidence of global growth, equity markets became more reliant on central bank policies to drive performance. As such, equities powered higher in October when China’s central bank provided more stimulus, the ECB poised for more easing and soft U.S. data pushed back expectations for a Fed rate hike. As the period came to a close, volatility crept higher and asset prices again weakened as investors digested more mixed economic data against a backdrop of generally high valuations.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(0.21)%	2.75%
U.S. small cap equities (Russell 2000® Index)	(3.21)	3.51
International equities (MSCI Europe, Australasia, Far East Index)	(7.42)	(2.94)
Emerging market equities (MSCI Emerging Markets Index)	(17.67)	(16.99)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.21)	1.60
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.12)	0.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.24	3.14
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(5.80)	(3.38)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of November 30, 2015	BlackRock Disciplined Small Cap Core Fund

Investment Objective

BlackRock Disciplined Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended November 30, 2015, the Fund outperformed its benchmark, the Russell 2000® Index.

What factors influenced performance?

•

The most significant positive contributions to the Fund’s performance came from stock selection within the health care and telecommunication services (“telecom”) sectors. Within health care, Sucampo Pharmaceuticals, Inc. appreciated significantly early in the period on the company’s plans to submit an application with the U.S. Food and Drug Administration (FDA) for pediatric use of its constipation drug Amitiza. Shares of the company were further boosted by a revision in the FDA’s draft guidance for generic drugmakers regarding bioequivalence to Amitiza. An overweight position in over-the-counter health care product company Prestige Brands Holdings, Inc. rose on news that the company would acquire privately held DenTek Oral Care in a deal expected to increase revenues by $60 million a year. Within telecom, Inteliquent, Inc., a carrier for communication service providers, saw its shares rise on news of a breakthrough business agreement with T-Mobile, the fastest growing provider of wireless services to U.S. consumers. The benefits from the agreement were seen in Inteliquent, Inc.’s third quarter results, which exceeded estimates as the company quickly transitioned a significant portion of the total expected traffic from T-Mobile.

•	The most significant detractor from the Fund’s performance was stock selection within the industrials sector. In particular, an overweight posi-

tion in ARC Document Solutions, Inc., a provider of specialized document solutions to architecture, engineering and construction firms, fell sharply after the company missed third quarter earnings and revenue estimates, and lowered its full-year earnings forecast. Also within industrials, an overweight in commercial interior flooring and carpet manufacturer Interface, Inc. declined due to the negative impact of weaker foreign currencies on overseas sales revenues. An overweight position in Virginia-based manufacturer of wallboard and gypsum-based products Continental Building Products, Inc. fell considerably on weaker-than-expected industrywide wallboard shipments, lower research analyst estimates and extreme weather and flooding along the eastern coast of the United States.

Describe recent portfolio activity.

•	During the six-month period, the Fund decreased its overall weightings in the consumer discretionary and telecom sectors and increased its overall weighting in financials and industrials.

Describe portfolio positioning at period end.

•	Relative to the Russell 2000® Index, the Fund ended the period with its largest sector overweight in consumer discretionary and its most significant underweight in utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Umpqua Holdings Corp.	2%
Manhattan Associates, Inc.	2
Fidelity Southern Corp.	2
South State Corp.	2
EverBank Financial Corp.	2
Jack in the Box, Inc.	2
Central Pacific Financial Corp.	2
Masimo Corp.	1
LogMeIn, Inc.	1
Seacoast Banking Corp.	1

Sector Allocation	Percent of Net Assets
Financials	25%
Information Technology	18
Health Care	17
Consumer Discretionary	14
Industrials	13
Energy	4
Materials	3
Utilities	3
Consumer Staples	2
Short-Term Securities	3
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

BlackRock Disciplined Small Cap Core Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

[3]

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[4]	Commencement of operations.

Performance Summary for the Period Ended November 30, 2015

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(2.53)%	5.88%	N/A	11.58%	N/A
Investor A	(2.70)	5.58	0.04%	11.29	9.10%
Investor C	(3.08)	4.71	3.71	10.44	10.44
Russell 2000® Index	(3.21)	3.51	N/A	10.26	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on March 14, 2013.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[7]	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio[9]
Institutional	$1,000.00	$974.70	$3.51	$1,000.00	$1,021.45	$3.59	0.71%
Investor A	$1,000.00	$973.00	$4.74	$1,000.00	$1,020.20	$4.85	0.96%
Investor C	$1,000.00	$969.20	$8.42	$1,000.00	$1,016.45	$8.62	1.71%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

[9]

Includes certain tax expenses which are included in miscellaneous expenses in the Statements of Operations. Excluding such tax expenses, the annualized expense ratios would have been 0.70%, 0.95% and 1.70%, respectively.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	5

Fund Summary as of November 30, 2015	BlackRock Small Cap Growth Fund II

Investment Objective

BlackRock Small Cap Growth Fund II’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

Portfolio Management Commentary

On June 23, 2015, the Fund’s Investor B Shares converted to Investor A Shares.

How did the Fund perform?

•

For the six-month period ended November 30, 2015, through its investment in BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), the Fund underperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

•

The underperformance of the Master Portfolio was attributable mostly to stock selection within the information technology sector. In particular, an overweight position in storage hardware and systems company Quantum Corp. depreciated sharply after the release of disappointing earnings and revenue results and reduced forward earnings guidance, driven by overall weakness in the general-purpose storage market. An underweight position in public sector-focused software solution firm Tyler Technologies, Inc. also detracted from performance. Shares of Tyler Technologies, Inc. rose sharply on news of plans to acquire computer-aided dispatch software firm New World Systems in a deal that would immediately add to earnings per share, and the stock price was further supported as the company’s third quarter earnings and revenues exceeded estimates. An overweight position in gaming product and cash access solutions company Everi Holdings, Inc., formerly known as Global Cash Access Holdings, Inc., depreciated significantly after second quarter earnings came in under expectations. The company also lowered its guidance for full year 2015, citing headwinds from ongoing product development costs and one-time costs related to rebranding activities.

•

Conversely, stock selection within the health care and telecommunication services (“telecom”) sectors contributed to performance. Within health care, Sucampo Pharmaceuticals, Inc. appreciated significantly early in the period on the company’s plans to submit an application with the U.S. Food and Drug Administration (FDA) for pediatric use of its constipation drug Amitiza. Shares of the company were further boosted by a revision in the FDA’s draft guidance for generic drugmakers regarding bioequivalence to Amitiza. An overweight position in over-the-counter health care product company Prestige Brands Holdings, Inc. rose on news that the company would acquire privately held DenTek Oral Care in a deal expected to increase revenues by $60 million a year. Within telecom, Inteliquent, Inc., a carrier for communication service providers, saw its shares rise on news of a breakthrough business agreement with T-Mobile, the fastest growing provider of wireless services to U.S. consumers. The benefits from the agreement were seen in Inteliquent, Inc.’s third quarter results, which exceeded estimates as the company quickly transitioned a significant portion of the total expected traffic from T-Mobile.

Describe recent portfolio activity.

•	During the six-month period, the Master Portfolio increased its overall weighting in the materials sector and decreased its overall weighting in financials.

Describe portfolio positioning at period end.

•	Relative to the Russell 2000® Growth Index, the Master Portfolio ended the period with its largest sector overweight in consumer discretionary and its most significant underweight in consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

BlackRock Small Cap Growth Fund II

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

[3]

An unmanaged index that measures performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended November 30, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(5.44)%	4.63%	N/A	12.36%	N/A	7.37%	N/A
Investor A	(5.50)	4.44	(1.04)%	12.03	10.83%	7.08	6.50%
Investor C	(5.98)	3.49	2.54	11.04	11.04	6.10	6.10
Class R	(5.67)	4.17	N/A	11.72	N/A	6.72	N/A
Russell 2000® Growth Index	(3.48)	6.63	N/A	13.41	N/A	8.46	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$945.60	$ 5.69	$1,000.00	$1,019.15	$ 5.91	1.17%
Investor A	$1,000.00	$945.00	$ 6.86	$1,000.00	$1,017.95	$ 7.11	1.41%
Investor C	$1,000.00	$940.20	$11.06	$1,000.00	$1,013.60	$11.48	2.28%
Class R	$1,000.00	$943.30	$ 8.11	$1,000.00	$1,016.65	$ 8.42	1.67%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

On June 23, 2015, all issued and outstanding Investor B Shares, which were previously available only in BlackRock Small Cap Growth Fund II, were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares (available only in BlackRock Small Cap Growth Fund II) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), BlackRock Disciplined Small Cap Core Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on June 1, 2015 and held through November 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

BlackRock Disciplined Small Cap Core Fund and the Master Portfolio may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s and Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund and Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s and Master Portfolio’s investments in these instruments are discussed in detail in the Fund’s and Master Portfolio’s Notes to Financial Statements.

8	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments November 30, 2015 (Unaudited)	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.7%
AAR Corp.	435	$10,684
Aerojet Rocketdyne Holdings, Inc. (a)	96	1,684
DigitalGlobe, Inc. (a)	1,488	25,147
Esterline Technologies Corp. (a)	154	14,642
Vectrus, Inc. (a)	643	15,535

		67,692
Airlines — 0.9%
Hawaiian Holdings, Inc. (a)	46	1,665
JetBlue Airways Corp. (a)	3,538	87,530

		89,195
Auto Components — 1.6%
American Axle & Manufacturing Holdings, Inc. (a)	1,157	26,333
Cooper Standard Holdings, Inc. (a)	214	15,823
Horizon Global Corp. (a)	2,855	24,810
Lear Corp.	190	23,921
Metaldyne Performance Group, Inc.	54	1,216
Shiloh Industries, Inc. (a)	145	996
Tenneco, Inc. (a)	597	32,166
Tower International, Inc.	933	28,606

		153,871
Banks — 10.2%
Camden National Corp.	75	3,371
Central Pacific Financial Corp.	6,299	146,389
Chemical Financial Corp.	23	848
Fidelity Southern Corp.	7,156	161,869
First Busey Corp.	1,166	25,640
First Midwest Bancorp, Inc.	505	9,868
Great Western Bancorp, Inc.	890	26,896
Heritage Commerce Corp.	3,760	40,608
Metro Bancorp, Inc.	66	2,243
Seacoast Banking Corp. (a)	8,077	129,636
South State Corp.	2,058	161,779
Umpqua Holdings Corp.	10,844	194,324
Western Alliance Bancorp (a)	948	36,773
Wintrust Financial Corp.	1,447	76,156

		1,016,400
Beverages — 0.6%
Castle Brands, Inc. (a)	2,255	2,977
National Beverage Corp. (a)	104	4,519
Primo Water Corp. (a)	5,684	50,531

		58,027
Biotechnology — 6.1%
ACADIA Pharmaceuticals, Inc. (a)	116	4,402
Acorda Therapeutics, Inc. (a)	762	29,101
Anacor Pharmaceuticals, Inc. (a)	373	43,540
BioSpecifics Technologies Corp. (a)	259	12,549
Catalyst Biosciences, Inc.	617	1,808
Cepheid, Inc. (a)	134	4,816
Cerulean Pharma, Inc. (a)	1,127	3,651
ChemoCentryx, Inc. (a)	2,174	16,414
Chiasma, Inc. (a)	140	3,107
China Biologic Products, Inc. (a)	154	18,098
Clovis Oncology, Inc. (a)	12	377

Common Stocks	Shares	Value
Biotechnology (continued)
Concert Pharmaceuticals, Inc. (a)	502	$11,511
Cytokinetics, Inc. (a)	1,111	13,132
Dyax Corp. (a)	1,234	41,536
Dynavax Technologies Corp. (a)	996	27,778
Emergent BioSolutions, Inc. (a)	689	25,955
Enzon Pharmaceuticals, Inc.	8,722	6,331
EPIRUS Biopharmaceuticals, Inc. (a)	345	1,680
FibroGen, Inc. (a)	221	6,573
Genomic Health, Inc. (a)	744	22,558
Halozyme Therapeutics, Inc. (a)	1,697	30,207
Histogenics Corp. (a)	540	1,777
Ignyta, Inc. (a)	640	9,408
Immune Design Corp. (a)	270	5,651
Infinity Pharmaceuticals, Inc. (a)	621	5,477
Isis Pharmaceuticals, Inc. (a)	61	3,723
Ligand Pharmaceuticals, Inc. (a)	214	22,915
Merrimack Pharmaceuticals, Inc. (a)	479	4,507
MiMedx Group, Inc. (a)	591	5,295
Momenta Pharmaceuticals, Inc. (a)	1,371	24,486
Myriad Genetics, Inc. (a)	586	25,491
Neurocrine Biosciences, Inc. (a)	351	19,084
Novavax, Inc. (a)	274	2,345
Ocata Therapeutics, Inc. (a)(b)	233	1,999
PDL BioPharma, Inc.	3,589	13,584
Peregrine Pharmaceuticals, Inc. (a)	2,138	2,758
PTC Therapeutics, Inc. (a)	197	5,918
Radius Health, Inc. (a)	67	4,074
Raptor Pharmaceutical Corp. (a)	1,701	10,750
Repligen Corp. (a)	867	24,649
Rigel Pharmaceuticals, Inc. (a)	6,610	21,681
Strongbridge Biopharma PLC	1,872	13,460
Tobira Therapeutics, Inc. (a)	1,614	21,628
Trevena, Inc. (a)	695	8,750
Ultragenyx Pharmaceutical, Inc. (a)	75	7,374
United Therapeutics Corp. (a)	87	13,279

		605,187
Building Products — 1.6%
Apogee Enterprises, Inc.	77	3,867
Continental Building Products, Inc. (a)	1,648	30,060
Gibraltar Industries, Inc. (a)	1,378	36,779
Insteel Industries, Inc.	413	10,077
Universal Forest Products, Inc.	949	73,320

		154,103
Capital Markets — 0.4%
Ashford, Inc. (a)	37	2,288
Investment Technology Group, Inc.	597	11,982
Janus Capital Group, Inc.	592	9,348
Piper Jaffray Cos. (a)	289	11,713
Stifel Financial Corp. (a)	60	2,722

		38,053
Chemicals — 1.2%
Advanced Emissions Solutions, Inc. (a)	3,745	22,077
AgroFresh Solutions, Inc.	1,044	6,734
Axiall Corp.	107	2,230
Innophos Holdings, Inc.	67	1,991
Innospec, Inc.	249	14,542

Portfolio Abbreviations

CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	9

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Common Stocks	Shares	Value
Chemicals (continued)
Olin Corp.	147	$3,200
Sensient Technologies Corp.	544	36,361
Stepan Co.	297	15,462
Trinseo SA (b)	489	13,966

		116,563
Commercial Services & Supplies — 2.3%
ABM Industries, Inc.	88	2,611
ARC Document Solutions, Inc. (a)	11,327	57,315
Herman Miller, Inc.	962	30,505
Interface, Inc.	3,821	75,961
Knoll, Inc.	1,861	41,463
Quad/Graphics, Inc.	1,983	20,465

		228,320
Communications Equipment — 1.7%
Calix, Inc. (a)	3,133	24,813
Digi International, Inc. (a)	696	8,707
Ixia (a)	3,345	43,686
Lumentum Holdings, Inc. (a)	1,284	25,680
MRV Communications, Inc. (a)	194	2,782
NETGEAR, Inc. (a)	600	26,466
PC-Tel, Inc.	4,682	24,955
ShoreTel, Inc. (a)	1,065	10,927

		168,016
Construction & Engineering — 1.5%
Comfort Systems U.S.A., Inc.	2,758	87,539
Dycom Industries, Inc. (a)	551	48,146
Orion Marine Group, Inc. (a)	2,383	10,438

		146,123
Construction Materials — 0.1%
Headwaters, Inc. (a)	694	13,304
Consumer Finance — 0.8%
Consumer Portfolio Services, Inc. (a)	10,331	48,349
Emergent Capital, Inc. (a)	7,494	32,074

		80,423
Containers & Packaging — 0.6%
Graphic Packaging Holding Co.	4,242	57,988
Diversified Consumer Services — 0.7%
Cambium Learning Group, Inc. (a)	5,248	27,237
Collectors Universe, Inc.	790	12,608
K12, Inc. (a)	2,832	28,716
Steiner Leisure Ltd. (a)	72	4,527

		73,088
Diversified Financial Services — 0.2%
Marlin Business Services Corp.	1,110	19,403
Diversified Telecommunication Services — 0.4%
Inteliquent, Inc.	1,909	36,672
Premiere Global Services, Inc. (a)	261	3,620

		40,292
Electric Utilities — 0.7%
Cleco Corp.	339	16,987
IDACORP, Inc.	320	21,773
Portland General Electric Co.	921	34,003

		72,763
Electrical Equipment — 0.1%
SL Industries, Inc. (a)	386	13,375
Electronic Equipment, Instruments & Components — 2.4%
Benchmark Electronics, Inc. (a)	829	17,790
Fabrinet	376	8,998

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Kimball Electronics, Inc. (a)	475	$5,444
Littelfuse, Inc.	95	10,313
Multi-Fineline Electronix, Inc. (a)	2,323	57,332
OSI Systems, Inc. (a)	252	23,595
Radisys Corp. (a)	16,757	44,406
RealD, Inc. (a)	227	2,384
Tech Data Corp. (a)	655	44,311
Vishay Precision Group, Inc. (a)	2,192	26,370

		240,943
Energy Equipment & Services — 0.9%
Aspen Aerogels, Inc. (a)	4,696	30,524
Bristow Group, Inc.	144	4,399
Dawson Geophysical Co. (a)	11,309	50,099
Gulf Island Fabrication, Inc.	433	4,287
Matrix Service Co. (a)	60	1,379
North Atlantic Drilling Ltd.	1,416	777
PHI, Inc. (a)	116	2,479

		93,944
Food & Staples Retailing — 0.5%
SUPERVALU, Inc. (a)	6,671	44,829
Food Products — 0.7%
Cal-Maine Foods, Inc. (b)	835	45,516
Omega Protein Corp. (a)	143	3,515
Pilgrim’s Pride Corp.	992	21,358

		70,389
Gas Utilities — 0.4%
Southwest Gas Corp.	546	30,620
WGL Holdings, Inc.	84	5,179

		35,799
Health Care Equipment & Supplies — 3.8%
Alphatec Holdings, Inc. (a)	5,403	1,243
AngioDynamics, Inc. (a)	4,063	48,350
ICU Medical, Inc. (a)	702	79,635
Lantheus Holdings, Inc. (a)	1,731	6,128
Masimo Corp. (a)	3,384	140,368
Merit Medical Systems, Inc. (a)	405	7,845
NuVasive, Inc. (a)	154	8,030
Orthofix International NV (a)	284	11,235
RTI Surgical, Inc. (a)	9,434	36,981
STERIS PLC	32	2,444
SurModics, Inc. (a)	138	2,906
Symmetry Surgical, Inc. (a)	3,597	32,733

		377,898
Health Care Providers & Services — 3.9%
Alliance HealthCare Services, Inc. (a)	332	2,991
AMN Healthcare Services, Inc. (a)	1,745	51,478
Cross Country Healthcare, Inc. (a)	173	3,157
Five Star Quality Care, Inc. (a)	6,151	22,082
Health Net, Inc. (a)	667	42,194
Molina Healthcare, Inc. (a)	710	42,785
Surgical Care Affiliates, Inc. (a)	983	36,538
Team Health Holdings, Inc. (a)	2,085	114,967
VCA, Inc. (a)	1,323	72,805

		388,997
Hotels, Restaurants & Leisure — 4.2%
BFC Financial Corp., Class A (a)	5,961	21,400
Boyd Gaming Corp. (a)	688	13,478
Brinker International, Inc.	61	2,783
Caesars Acquisition Co., Class A (a)	240	1,896
Century Casinos, Inc. (a)	657	4,402
Cheesecake Factory, Inc.	128	6,033

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (continued)
Cracker Barrel Old Country Store, Inc. (b)	563	$70,893
Eldorado Resorts, Inc. (a)	4,050	39,245
Intrawest Resorts Holdings, Inc. (a)	3,176	29,219
Isle of Capri Casinos, Inc. (a)	614	11,322
J. Alexander’s Holdings, Inc. (a)	521	5,543
Jack in the Box, Inc.	2,047	151,765
Luby’s, Inc. (a)	3,133	14,976
Vail Resorts, Inc.	329	39,677

		412,632
Household Durables — 1.0%
Installed Building Products, Inc. (a)	108	2,706
La-Z-Boy, Inc.	2,037	54,612
Lennar Corp., B Shares	94	3,910
LGI Homes, Inc. (a)	33	1,098
WCI Communities, Inc. (a)	574	13,897
ZAGG, Inc. (a)	2,320	23,942

		100,165
Household Products — 0.2%
Central Garden & Pet Co., Class A	1,220	19,264
Oil-Dri Corp. of America	61	1,904

		21,168
Independent Power and Renewable Electricity Producers — 0.4%
Dynegy, Inc. (a)	613	9,882
Talen Energy Corp. (a)	2,711	21,119
TerraForm Global, Inc., Class A	995	4,010

		35,011
Insurance — 2.4%
American Equity Investment Life Holding Co.	3,352	89,867
American National Insurance Co.	19	2,040
CNO Financial Group, Inc.	1,070	21,646
Employers Holdings, Inc.	71	1,946
Fidelity & Guaranty Life	3,084	79,197
First American Financial Corp.	106	4,181
National General Holdings Corp.	592	12,971
Symetra Financial Corp.	423	13,316
Universal Insurance Holdings, Inc. (b)	699	13,805

		238,969
Internet & Catalog Retail — 0.1%
U.S. Auto Parts Network, Inc. (a)	2,124	5,268
Internet Software & Services — 3.1%
Constant Contact, Inc. (a)	178	5,570
Demand Media, Inc. (a)	2,925	17,667
IntraLinks Holdings, Inc. (a)	399	4,082
Limelight Networks, Inc. (a)	7,655	12,937
LogMeIn, Inc. (a)	1,960	139,983
Monster Worldwide, Inc.	648	4,173
QuinStreet, Inc. (a)	12,978	63,462
SciQuest, Inc. (a)	2,614	33,747
Tremor Video, Inc. (a)	1,388	2,845
Web.com Group, Inc. (a)	817	19,780
XO Group, Inc. (a)	435	7,325

		311,571
IT Services — 1.9%
Computer Task Group, Inc.	4,137	27,842
Convergys Corp.	110	2,834
Datalink Corp. (a)	2,672	19,639
Euronet Worldwide, Inc. (a)	159	12,357
Everi Holdings, Inc. (a)	1,346	5,142
Higher One Holdings, Inc. (a)	15,035	47,661
Lionbridge Technologies, Inc. (a)	1,589	8,422
Net 1 UEPS Technologies, Inc. (a)	1,328	20,093

Common Stocks	Shares	Value
IT Services (continued)
Science Applications International Corp.	867	$43,558

		187,548
Leisure Products — 0.9%
Brunswick Corp.	1,184	62,314
Marine Products Corp.	1,745	12,250
Nautilus, Inc. (a)	740	14,215

		88,779
Life Sciences Tools & Services — 0.9%
Harvard Bioscience, Inc. (a)	4,026	12,762
INC Research Holdings, Inc., Class A (a)	1,713	81,025

		93,787
Machinery — 2.6%
Accuride Corp. (a)	1,385	3,573
Blount International, Inc. (a)	1,296	7,517
Briggs & Stratton Corp.	1,324	25,209
Commercial Vehicle Group, Inc. (a)	7,761	26,387
FreightCar America, Inc.	53	1,285
Global Brass & Copper Holdings, Inc.	2,094	48,706
Greenbrier Cos., Inc.	922	31,237
Hardinge, Inc.	96	934
Hillenbrand, Inc.	69	2,090
Hyster-Yale Materials Handling, Inc.	194	11,219
John Bean Technologies Corp.	56	2,738
L.B. Foster Co., Class A	286	3,546
LS Starrett Co., Class A	525	5,807
Meritor, Inc. (a)	98	1,053
SPX Corp.	2,037	22,488
Supreme Industries, Inc., Class A	4,420	35,360
Wabash National Corp. (a)	2,354	30,531

		259,680
Media — 0.9%
Crown Media Holdings, Inc., Class A (a)	181	1,026
Entercom Communications Corp., Class A (a)	2,548	30,856
Harte-Hanks, Inc.	15,923	59,870

		91,752
Metals & Mining — 0.5%
Kaiser Aluminum Corp.	71	6,086
Worthington Industries, Inc.	1,517	46,678

		52,764
Multiline Retail — 0.6%
Burlington Stores, Inc. (a)	1,252	60,234
Oil, Gas & Consumable Fuels — 3.0%
Abraxas Petroleum Corp. (a)	11,530	15,220
Alon USA Energy, Inc.	266	4,679
Archrock, Inc.	1,809	19,121
DHT Holdings, Inc.	6,302	47,265
Enviva Partners LP	629	9,630
Evolution Petroleum Corp.	7,442	45,768
Exterran Corp. (a)	288	4,715
Gener8 Maritime, Inc. (a)	4,560	44,186
Isramco, Inc. (a)	119	10,948
Noble Energy, Inc.	203	7,444
Nordic American Tankers Ltd.	451	6,675
Oasis Petroleum, Inc. (a)	661	7,595
PDC Energy, Inc. (a)	447	25,251
RSP Permian, Inc. (a)	74	2,100
Scorpio Tankers, Inc.	3,742	32,368
Transatlantic Petroleum Ltd.	1,890	2,930
Triangle Petroleum Corp. (a)(b)	11,937	9,144
W&T Offshore, Inc.	343	1,286

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	11

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Western Refining, Inc.	36	$1,629

		297,954
Paper & Forest Products — 0.5%
Boise Cascade Co. (a)	674	21,096
Domtar Corp.	682	28,023

		49,119
Personal Products — 0.0%
USANA Health Sciences, Inc. (a)	27	3,616
Pharmaceuticals — 1.8%
Endo International PLC (a)	56	3,443
Furiex Pharmaceuticals, Inc. — CVR (a)	11	110
Juniper Pharmaceuticals, Inc. (a)	1,681	19,903
Lannett Co., Inc. (a)	156	5,766
Marinus Pharmaceuticals, Inc. (a)	600	4,362
Prestige Brands Holdings, Inc. (a)	1,882	95,775
SciClone Pharmaceuticals, Inc. (a)	1,359	12,462
Sucampo Pharmaceuticals, Inc., Class A (a)	1,410	24,182
ZS Pharma, Inc. (a)	101	9,086

		175,089
Professional Services — 1.7%
Insperity, Inc.	1,241	53,562
Kforce, Inc.	2,018	54,365
RPX Corp. (a)	2,852	39,557
Volt Information Sciences, Inc. (a)	1,060	8,904
Willdan Group, Inc. (a)	1,030	9,064

		165,452
Real Estate Investment Trusts (REITs) — 8.3%
Arbor Realty Trust, Inc.	18,671	128,456
Armada Hoffler Properties, Inc.	268	3,026
Ashford Hospitality Prime, Inc.	359	5,098
Chatham Lodging Trust	3,854	87,833
Colony Capital, Inc., Class A	461	9,432
CoreSite Realty Corp.	63	3,690
DiamondRock Hospitality Co.	6,969	77,565
DuPont Fabros Technology, Inc.	737	24,350
EPR Properties	536	30,037
Equity LifeStyle Properties, Inc.	513	32,001
FelCor Lodging Trust, Inc.	867	6,953
Gramercy Property Trust, Inc.	1,075	25,682
Hersha Hospitality Trust	2,422	57,183
InfraREIT, Inc. (a)	2,944	59,380
LaSalle Hotel Properties	545	15,374
Lexington Realty Trust	3,701	31,792
New Residential Investment Corp.	951	12,097
Northstar Realty Finance Corp. (a)	322	5,809
Pebblebrook Hotel Trust	1,506	47,966
PS Business Parks, Inc.	782	69,144
RLJ Lodging Trust	2,857	69,711
Strategic Hotels & Resorts, Inc.	1,507	21,339
Summit Hotel Properties, Inc.	192	2,559

		826,477
Real Estate Management & Development — 0.7%
AV Homes, Inc. (a)	1,505	20,950
FRP Holdings, Inc. (a)	510	15,805
Marcus & Millichap, Inc. (a)	885	29,037
RE/MAX Holdings, Inc., Class A	137	5,139

		70,931

Common Stocks	Shares	Value
Road & Rail — 1.0%
Ryder System, Inc.	641	$42,280
Swift Transportation Co. (a)	3,288	52,509

		94,789
Semiconductors & Semiconductor Equipment — 3.7%
Ambarella, Inc. (b)	59	3,706
Axcelis Technologies, Inc. (a)	8,834	23,322
Cascade Microtech, Inc. (a)	1,700	27,625
Cirrus Logic, Inc. (a)	312	10,315
Fairchild Semiconductor International, Inc.	647	12,642
Integrated Device Technology, Inc. (a)	2,063	57,847
IXYS Corp.	944	12,017
MaxLinear, Inc., Class A (a)	888	15,540
Microsemi Corp. (a)	795	28,628
MKS Instruments, Inc.	123	4,535
Monolithic Power Systems, Inc.	277	18,927
OmniVision Technologies, Inc. (a)	326	9,519
Photronics, Inc. (a)	390	4,278
Sigma Designs, Inc. (a)	381	3,309
Synaptics, Inc. (a)	81	7,271
Tessera Technologies, Inc.	4,048	128,929
Ultra Clean Holdings, Inc. (a)	614	3,113

		371,523
Software — 4.7%
Aspen Technology, Inc. (a)	1,269	55,773
Exa Corp. (a)	5,290	56,973
Gigamon, Inc. (a)	298	8,073
Imperva, Inc. (a)	83	6,194
Infoblox, Inc. (a)	1,032	15,521
Manhattan Associates, Inc. (a)	2,167	165,992
MicroStrategy, Inc., Class A (a)	12	2,080
Monotype Imaging Holdings, Inc.	585	15,462
Pegasystems, Inc.	1,638	48,387
Progress Software Corp. (a)	1,231	29,532
Take-Two Interactive Software, Inc. (a)	319	11,283
Telenav, Inc. (a)	887	6,307
Upland Software, Inc. (a)	2,955	21,660
Zix Corp. (a)	4,965	27,854

		471,091
Specialty Retail — 2.8%
Aaron’s, Inc. (a)	1,200	29,124
American Eagle Outfitters, Inc.	2,323	36,169
Barnes & Noble, Inc.	3,174	40,627
Chico’s FAS, Inc.	5,313	63,756
Express, Inc. (a)	1,045	17,493
Finish Line, Inc., Class A	198	3,285
Group 1 Automotive, Inc.	290	23,554
Haverty Furniture Cos., Inc.	156	3,766
hhgregg, Inc. (a)	558	2,299
Murphy U.S.A., Inc. (a)	183	10,899
Rent-A-Center, Inc.	163	2,797
Sonic Automotive, Inc., Class A	658	15,963
Stage Stores, Inc.	989	7,655
Tilly’s, Inc., Class A (a)	859	5,300
West Marine, Inc. (a)	1,526	14,024

		276,711
Technology Hardware, Storage & Peripherals — 0.0%
Avid Technology, Inc. (a)	415	3,150

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 1.3%
Columbia Sportswear Co.	76	$3,559
Culp, Inc.	1,402	39,508
Deckers Outdoor Corp. (a)	882	43,165
Skechers U.S.A., Inc., Class A (a)	1,327	40,075

		126,307
Thrifts & Mortgage Finance — 2.8%
Anchor BanCorp Wisconsin, Inc. (a)	638	26,790
EverBank Financial Corp.	8,872	153,131
Flagstar Bancorp, Inc. (a)	3,558	87,384
MGIC Investment Corp. (a)	872	8,319
Radian Group, Inc.	385	5,486

		281,110
Tobacco — 0.4%
Vector Group Ltd.	1,535	38,851
Trading Companies & Distributors — 0.6%
CAI International, Inc. (a)	1,796	20,079
Neff Corp., Class A (a)	4,552	37,827

		57,906
Water Utilities — 1.4%
California Water Service Group	5,560	125,267
Connecticut Water Service, Inc.	149	5,410
Middlesex Water Co.	215	5,510

		136,187
Wireless Telecommunication Services — 0.0%
Leap Wireless International, Inc. — CVR (a)	216	544
Total Common Stocks — 99.4%		9,871,120

Other Interests (c)	Beneficial Interest (000)	Value
Professional Services — 0.0%
Dolan Co., Escrow (a)	$ 2	$ 39
Total Other Interests — 0.0%		39
Total Long-Term Investments (Cost — $9,508,228) — 99.4%		9,871,159

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(e)	128,665	128,665
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.27% (d)(e)(f)	$166	166,267
Total Short-Term Securities (Cost — $294,932) — 3.0%		294,932
Total Investments (Cost — $9,803,160) — 102.4%		10,166,091
Liabilities in Excess of Other Assets — (2.4)%		(235,721)

Net Assets — 100.0%		$9,930,370

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(d)	During the six months ended November 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at May 31, 2015	Net Activity	Shares/ Beneficial Interest Held at November 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	161,872	(33,207)	128,665	$84
BlackRock Liquidity Series, LLC, Money Market Series	$129,625	$36,642	$166,267	$1,373	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Represents the current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	13

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
1	E-Mini Russell 2000 Futures	December 2015	$119,590	$5,417

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Financial futures contracts	Net unrealized appreciation[1]	—	—	$5,417	—	—	—	$5,417

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2015, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$(4,002)	—	—	—	$(4,002)
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$ 5,419	—	—	—	$5,419

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contract — long	$117,670

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$9,870,466	—	$693	$9,871,159
Short-Term Securities	128,665	$166,267	—	294,932

Total	$9,999,131	$166,267	$693	$10,166,091

[1] See above Schedule of Investments for values in each industry. Investments categorized as Level 3 are included in Pharmaceuticals, Wireless Telecommunications Services and Other Interests.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$5,417	—	—	$5,417
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock Disciplined Small Cap Core Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$6,000	—	—	$6,000
Liabilities:
Collateral on securities loaned at value	—	$(166,267)	—	(166,267)
Total	$6,000	$(166,267)	—	$(160,267)

During the six months ended November 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	15

Statements of Assets and Liabilities

November 30, 2015 (Unaudited)	BlackRock Disciplined Small Cap Core Fund	BlackRock Small Cap Growth Fund II

Assets
Investments at value — unaffiliated (including securities loaned at value of $157,312) (cost — $9,508,228)	$9,871,159	—
Investments at value — affiliated (cost — $294,932)	294,932	—
Investments at value — Master Portfolio (cost — $185,658,346)	—	$196,548,022
Cash pledged for financial futures contracts	6,000	—
Receivables:
Investments sold	117,586	—
Securities lending income — affiliated	559	—
Capital shares sold	28	116,149
Dividends	10,486	—
From the Manager	27,972	—
Withdrawals from the Master Portfolio	—	216,778
Prepaid expenses	14,165	39,005

Total assets	10,342,887	196,919,954

Liabilities
Collateral on securities loaned at value	166,267	—
Payables:
Investments purchased	149,404	—
Administration fees	—	32,095
Capital shares redeemed	1,000	332,927
Officer’s and Trustees’/Directors’ fees	1,129	165
Other accrued expenses	38,260	31,779
Other affiliates	—	3,438
Professional fees	54,365	36,769
Service and distribution fees	1,005	54,345
Transfer agent fees	597	129,592
Variation margin payable on financial futures contracts	490	—

Total liabilities	412,517	621,110

Net Assets	$9,930,370	$196,298,844

Net Assets Consist of
Paid-in capital	$9,276,456	$180,175,021
Undistributed (accumulated) net investment income (loss)	41,932	(577,912)
Undistributed net realized gain	243,634	—
Undistributed net realized gain allocated from the Master Portfolio	—	5,812,059
Net unrealized appreciation (depreciation)	368,348	—
Net unrealized appreciation (depreciation) allocated from the Master Portfolio	—	10,889,676

Net Assets	$9,930,370	$196,298,844

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Statements of Assets and Liabilities (concluded)

November 30, 2015 (Unaudited)	BlackRock Disciplined Small Cap Core Fund		BlackRock Small Cap Growth Fund II

Net Asset Value
Institutional
Net assets	$5,948,809		$65,582,653

Shares outstanding	528,416	[1]	4,986,189	[2]

Net asset value	$11.26		$13.15

Investor A
Net assets	$3,579,372		$70,221,164

Shares outstanding	318,879	[1]	5,656,061	[2]

Net asset value	$11.22		$12.42

Investor C
Net assets	$402,189		$38,674,505

Shares outstanding	36,256	[1]	3,866,312	[2]

Net asset value	$11.09		$10.00

Class R
Net assets	—		$21,820,522

Shares outstanding	—		1,922,951	[2]

Net asset value	—		$11.35

[1]	Unlimited number of shares authorized, $0.001 par value.

[2]	100 million shares authorized, $0.0001 par value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	17

Statements of Operations

Six Months Ended November 30, 2015 (Unaudited)	BlackRock Disciplined Small Cap Core Fund	BlackRock Small Cap Growth Fund II

Investment Income
Dividends — unaffiliated	$79,228	—
Securities lending — affiliated — net	1,373	—
Dividends — affiliated	84	—
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	—	$914,209
Securities lending — affiliated — net	—	83,128
Dividends — affiliated	—	1,043
Expenses	—	(834,324)
Fees waived	—	167,835

Total income	80,685	331,891

Expenses
Professional	51,541	26,832
Registration	23,767	33,638
Investment advisory	21,268	—
Printing	11,637	21,460
Custodian	9,227	—
Pricing	5,956	—
Service and distribution — class specific	5,600	355,031
Accounting services	4,376	—
Officer and Trustees/Directors	3,759	71
Transfer agent — class specific	2,865	268,963
Administration	2,009	207,522
Administration — class specific	944	—
Miscellaneous	5,480	6,425

Total expenses	148,429	919,942
Less:
Fees waived and/or reimbursed by the Manager	(103,713)	—
Administration fees waived	(2,009)	—
Administration fees waived — class specific	(942)	—
Transfer agent fees reimbursed — class specific	(2,803)	—

Total expenses after fees waived and/or reimbursed	38,962	919,942

Net investment income (loss)	41,723	(588,051)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	277,826	—
Financial futures contracts	(4,002)	—
Investments and financial futures contracts allocated from the Master Portfolio	—	7,334,584

	273,824	7,334,584

Net change in unrealized appreciation (depreciation) on:
Investments	(529,389)	—
Financial futures contracts	5,419	—
Investments and financial futures contracts allocated from the Master Portfolio	—	(18,859,164)

	(523,970)	(18,859,164)

Net realized and unrealized loss	(250,146)	(11,524,580)

Net Decrease in Net Assets Resulting from Operations	$(208,423)	$(12,112,631)

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Statements of Changes in Net Assets

	BlackRock Disciplined Small Cap Core Fund		BlackRock Small Cap Growth Fund II
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015

Operations
Net investment income (loss)	$41,723	$45,249	$(588,051)	$(1,468,865)
Net realized gain	273,824	307,278	7,334,584	19,291,678
Net change in unrealized appreciation (depreciation)	(523,970)	411,992	(18,859,164)	9,638,941

Net increase (decrease) in net assets resulting from operations	(208,423)	764,519	(12,112,631)	27,461,754

Distributions to Shareholders[1]
From net investment income:
Institutional	(16,321)	(19,895)	—	—
Investor A	(5,331)	(2,806)	—	—
From net realized gain:
Institutional	(84,851)	(581,949)	(3,727,177)	(9,205,191)
Investor A	(39,508)	(98,084)	(3,893,386)	(9,863,810)
Investor B	—	—	—	(165,249)
Investor C	(4,594)	(11,182)	(2,362,838)	(6,724,128)
Class R	—	—	(1,238,546)	(3,743,363)

Decrease in net assets resulting from distributions to shareholders	(150,605)	(713,916)	(11,221,947)	(29,701,741)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	1,118,906	2,024,918	580,079	(10,300,360)

Net Assets
Total increase (decrease) in net assets	759,878	2,075,521	(22,754,499)	(12,540,347)
Beginning of period	9,170,492	7,094,971	219,053,343	231,593,690

End of period	$9,930,370	$9,170,492	$196,298,844	$219,053,343

Undistributed (accumulated) net investment income (loss), end of period	$41,932	$21,861	$(577,912)	$10,139

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	19

Financial Highlights	BlackRock Disciplined Small Cap Core Fund

	Institutional
	Six Months Ended November 30, 2015	Year Ended May 31,		Period March 14, 2013[1] to May 31, 2013
	(Unaudited)	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$11.74	$11.80	$10.37	$10.00

Net investment income[2]	0.06	0.08	0.07	0.02
Net realized and unrealized gain (loss)	(0.35)	1.02	2.06	0.35

Net increase (decrease) from investment operations	(0.29)	1.10	2.13	0.37

Distributions:[3]
From net investment income	(0.03)	(0.04)	(0.15)	—
From net realized gain	(0.16)	(1.12)	(0.55)	—

Total distributions	(0.19)	(1.16)	(0.70)	—

Net asset value, end of period	$11.26	$11.74	$11.80	$10.37

Total Return[4]
Based on net asset value	(2.53)%[5]	10.24%	20.85%	3.70%[5]

Ratios to Average Net Assets
Total expenses	2.97%[6]	3.43%	6.26%	7.68%[6,7]

Total expenses after fees waived and/or reimbursed	0.71%[6,8]	0.70%	0.71%[8]	0.70%[6]

Net investment income	0.99%[6]	0.66%	0.61%	0.93%[6]

Supplemental Data
Net assets, end of period (000)	$5,949	$6,122	$6,095	$5,181

Portfolio turnover rate	85%	148%	145%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 8.75%.

[8]	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 0.70%.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Financial Highlights (continued)	BlackRock Disciplined Small Cap Core Fund

	Investor A
	Six Months Ended November 30, 2015	Year Ended May 31,		Period March 14, 2013[1]
	(Unaudited)	2015	2014	to May 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$11.71	$11.78	$10.37	$10.00

Net investment income (loss)[2]	0.04	0.05	(0.01)	0.01
Net realized and unrealized gain (loss)	(0.35)	1.01	2.10	0.36

Net increase (decrease) from investment operations	(0.31)	1.06	2.09	0.37

Distributions:[3]
From net investment income	(0.02)	(0.02)	(0.13)	—
From net realized gain	(0.16)	(1.11)	(0.55)	—

Total distributions	(0.18)	(1.13)	(0.68)	—

Net asset value, end of period	$11.22	$11.71	$11.78	$10.37

Total Return[4]
Based on net asset value	(2.70)%[5]	9.96%	20.49%	3.70%[5]

Ratios to Average Net Assets
Total expenses	3.35%[6]	3.70%	8.25%	8.16%[6,7]

Total expenses after fees waived and/or reimbursed	0.96%[6,8]	0.95%	0.95%	0.95%[6]

Net investment income (loss)	0.77%[6]	0.43%	(0.11)%	0.67%[6]

Supplemental Data
Net assets, end of period (000)	$3,579	$2,736	$899	$21

Portfolio turnover rate	85%	148%	145%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 9.23%.

[8]	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 0.95%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	21

Financial Highlights (concluded)	BlackRock Disciplined Small Cap Core Fund

	Investor C
	Six Months Ended November 30, 2015	Year Ended May 31,		Period March 14, 2013[1]
	(Unaudited)	2015	2014	to May 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$11.60	$11.71	$10.35	$10.00

Net investment income (loss)[2]	0.00 [3]	(0.04)	(0.06)	(0.00)[4]
Net realized and unrealized gain (loss)	(0.35)	1.02	2.05	0.35

Net increase (decrease) from investment operations	(0.35)	0.98	1.99	0.35

Distributions:[5]
From net investment income	—	—	(0.08)	—
From net realized gain	(0.16)	(1.09)	(0.55)	—

Total distributions	(0.16)	(1.09)	(0.63)	—

Net asset value, end of period	$11.09	$11.60	$11.71	$10.35

Total Return[6]
Based on net asset value	(3.08)%[7]	9.22%	19.53%	3.50%[7]

Ratios to Average Net Assets
Total expenses	4.15%[8]	4.56%	7.86%	8.91%[8,9]

Total expenses after fees waived and/or reimbursed	1.71%[8,10]	1.70%	1.71%[10]	1.70%[8]

Net investment income (loss)	0.01%[8]	(0.36)%	(0.53)%	(0.08)%[8]

Supplemental Data
Net assets, end of period (000)	$402	$313	$101	$21

Portfolio turnover rate	85%	148%	145%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Amount is greater than $(0.005) per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 9.98%.

[10]	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 1.70%.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Financial Highlights	BlackRock Small Cap Growth Fund II

	Institutional
	Six Months Ended November 30, 2015	Year Ended May 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$14.62	$14.63	$15.20	$13.22	$15.67	$11.64

Net investment loss[1]	(0.01)	(0.04)	(0.06)	(0.01)	(0.12)	(0.13)
Net realized and unrealized gain (loss)	(0.72)	1.79	3.00	3.72	(2.03)	4.16 [2]

Net increase (decrease) from investment operations	(0.73)	1.75	2.94	3.71	(2.15)	4.03

Distributions from net realized gain[3]	(0.74)	(1.76)	(3.51)	(1.73)	(0.30)	—

Net asset value, end of period	$13.15	$14.62	$14.63	$15.20	$13.22	$15.67

Total Return[4]
Based on net asset value	(5.44)%[5]	13.44%	21.70%	30.95%	(13.97)%	34.62%[6]

Ratios to Average Net Assets[7]
Total expenses	1.17%[8,9]	1.14%[9]	1.14%[9]	1.26%[10]	1.29%[11]	1.24%[11]

Net investment loss	(0.21)%[8]	(0.28)%	(0.41)%	(0.04)%	(0.84)%	(0.99)%

Supplemental Data
Net assets, end of period (000)	$65,583	$73,608	$74,962	$65,186	$58,673	$155,169

Portfolio turnover rate of the Master Portfolio	71%	140%	152%	165%	143%	127%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	23

Financial Highlights (continued)	BlackRock Small Cap Growth Fund II

	Investor A
	Six Months Ended November 30, 2015	Year Ended May 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$13.83	$13.93	$14.63	$12.81	$15.22	$11.34

Net investment loss[1]	(0.03)	(0.07)	(0.13)	(0.05)	(0.14)	(0.16)
Net realized and unrealized gain (loss)	(0.67)	1.70	2.88	3.57	(1.97)	4.04 [2]

Net increase (decrease) from investment operations	(0.70)	1.63	2.75	3.52	(2.11)	3.88

Distributions from net realized gain[3]	(0.71)	(1.73)	(3.45)	(1.70)	(0.30)	—

Net asset value, end of period	$12.42	$13.83	$13.93	$14.63	$12.81	$15.22

Total Return[4]
Based on net asset value	(5.50)%[5]	13.24%	21.08%	30.45%	(14.12)%	34.22%[6]

Ratios to Average Net Assets[7]
Total expenses	1.41%[8,9]	1.36%[9]	1.62%[9]	1.62%[10]	1.57%[11]	1.53%[11]

Net investment loss	(0.45)%[8]	(0.49)%	(0.88)%	(0.34)%	(1.11)%	(1.28)%

Supplemental Data
Net assets, end of period (000)	$70,221	$76,423	$80,144	$73,799	$75,467	$219,005

Portfolio turnover rate of the Master Portfolio	71%	140%	152%	165%	143%	127%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Financial Highlights (continued)	BlackRock Small Cap Growth Fund II

	Investor C
	Six Months Ended November 30, 2015	Year Ended May 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.23	$11.71	$12.79	$11.44	$13.76	$10.35

Net investment loss[1]	(0.07)	(0.15)	(0.19)	(0.15)	(0.25)	(0.26)
Net realized and unrealized gain (loss)	(0.55)	1.38	2.47	3.15	(1.77)	3.67 [2]

Net increase (decrease) from investment operations	(0.62)	1.23	2.28	3.00	(2.02)	3.41

Distributions from net realized gain[3]	(0.61)	(1.71)	(3.36)	(1.65)	(0.30)	—

Net asset value, end of period	$10.00	$11.23	$11.71	$12.79	$11.44	$13.76

Total Return[4]
Based on net asset value	(5.98)%[5]	12.24%	20.24%	29.31%	(14.98)%	32.95%[6]

Ratios to Average Net Assets[7]
Total expenses	2.28%[8,9]	2.29%[9]	2.30%[9]	2.52%[10]	2.52%[11]	2.48%[11]

Net investment loss	(1.32)%[8]	(1.42)%	(1.55)%	(1.29)%	(2.10)%	(2.24)%

Supplemental Data
Net assets, end of period (000)	$38,675	$44,179	$45,686	$43,649	$40,529	$62,040

Portfolio turnover rate of the Master Portfolio	71%	140%	152%	165%	143%	127%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	25

Financial Highlights (concluded)	BlackRock Small Cap Growth Fund II

	Class R
	Six Months Ended November 30, 2015	Year Ended May 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$12.67	$12.95	$13.80	$12.19	$14.55	$10.88

Net investment loss[1]	(0.05)	(0.10)	(0.12)	(0.08)	(0.19)	(0.20)
Net realized and unrealized gain (loss)	(0.61)	1.55	2.70	3.38	(1.87)	3.87 [2]

Net increase (decrease) from investment operations	(0.66)	1.45	2.58	3.30	(2.06)	3.67

Distributions from net realized gain[3]	(0.66)	(1.73)	(3.43)	(1.69)	(0.30)	—

Net asset value, end of period	$11.35	$12.67	$12.95	$13.80	$12.19	$14.55

Total Return[4]
Based on net asset value	(5.67)%[5]	12.84%	21.07%	30.05%	(14.43)%	33.73%[6]

Ratios to Average Net Assets[7]
Total expenses	1.67%[8,9]	1.73%[9]	1.67%[9]	1.89%[10]	1.91%[11]	1.90%[11]

Net investment loss	(0.71)%[8]	(0.86)%	(0.92)%	(0.60)%	(1.49)%	(1.65)%

Supplemental Data
Net assets, end of period (000)	$21,821	$24,581	$29,585	$30,932	$37,237	$59,251

Portfolio turnover rate of the Master Portfolio	71%	140%	152%	165%	143%	127%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Disciplined Small Cap Core Fund (“Disciplined Small Cap Core Fund”), a series of BlackRock FundsSM (the “Trust”), and BlackRock Small Cap Growth Fund II (“Small Cap Growth Fund II”), a series of BlackRock Series, Inc. (the “Corporation”) (collectively, the “Funds” or individually, a “Fund”), are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. Small Cap Growth Fund II seeks to achieve its investment objective by investing all of its assets in BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), an affiliate of Small Cap Growth Fund II, which has the same investment objective and strategies as Small Cap Growth Fund II. The value of Small Cap Growth Fund II’s investment in the Master Portfolio reflects Small Cap Growth Fund II’s proportionate interest in the net assets of the Master Portfolio. The performance of Small Cap Growth Fund II is directly affected by the performance of the Master Portfolio. At November 30, 2015, the percentage of the Master Portfolio owned by Small Cap Growth Fund II was 100%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Growth Fund II’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class R Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

On June 23, 2015, all of the issued and outstanding Investor B Shares of Small Cap Growth Fund II were converted into Investor A Shares with the same relative aggregate NAV.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where Disciplined Small Cap Core Fund enters into certain investments (e.g., financial futures contracts) that would be treated as “senior securities” for 1940 Act purposes, Disciplined Small Cap Core Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, Disciplined Small Cap Core Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For Disciplined Small Cap Core Fund, for financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. For Small Cap Growth Fund II, for financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. Small Cap Growth Fund II records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, Small Cap Growth Fund II accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

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Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

Disciplined Small Cap Core Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: Disciplined Small Cap Core Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price Disciplined Small Cap Core Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Disciplined Small Cap Core Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for Disciplined Small Cap Core Fund for all financial instruments.

Small Cap Growth Fund II’s policy is to fair value its financial instruments at fair value. Small Cap Growth Fund II records its investment in the Master Portfolio at fair value based on Small Cap Growth Fund II’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of Disciplined Small Cap Core Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•

Disciplined Small Cap Core Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Disciplined Small Cap Core Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that Disciplined Small Cap Core Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values

28	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (continued)

that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Disciplined Small Cap Core Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that Disciplined Small Cap Core Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including Disciplined Small Cap Core Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for Disciplined Small Cap Core Fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with Disciplined Small Cap Core Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: Disciplined Small Cap Core Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with Disciplined Small Cap Core Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by Disciplined Small Cap Core Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of Disciplined Small Cap Core Fund and any additional required collateral is delivered to Disciplined Small Cap Core Fund, or excess collateral returned by Disciplined Small Cap Core Fund, on the next business day. During the term of the loan, Disciplined Small Cap Core Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Disciplined Small Cap Core Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by Disciplined Small Cap Core Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, Disciplined Small Cap Core Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	29

Notes to Financial Statements (continued)

counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and Disciplined Small Cap Core Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities.

As of period end, the following table is a summary of Disciplined Small Cap Core Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas Prime Brokerage, Inc.	$8,387	$(8,387)	—
Citigroup Global Markets, Inc.	17,466	(17,466)	—
Credit Suisse Securities (USA) LLC	45,025	(45,025)	—
Deutsche Bank Securities, Inc.	12,844	(12,844)	—
JP Morgan Clearing Corp.	22,719	(22,719)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	36,265	(36,265)	—
Morgan Stanley	14,606	(14,606)	—
Total	$157,312	$(157,312)	—

[1]

Collateral with a value of $166,267 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, Disciplined Small Cap Core Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Disciplined Small Cap Core Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

Disciplined Small Cap Core Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of Disciplined Small Cap Core Fund and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: Disciplined Small Cap Core Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Disciplined Small Cap Core Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, Disciplined Small Cap Core Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, Disciplined Small Cap Core Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by Disciplined Small Cap Core Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, Disciplined Small Cap Core Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of Disciplined Small Cap Core Fund, entered into an Investment Advisory Agreement with the Manager, Disciplined Small Cap Core Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of Disciplined Small Cap Core Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of Disciplined Small Cap Core Fund. For such services, Disciplined Small Cap Core Fund pays the Manager a monthly fee based

30	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (continued)

on a percentage of Disciplined Small Cap Core Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.45%
$1 billion - $3 billion	0.42%
$3 billion - $5 billion	0.41%
$5 billion - $10 billion	0.39%
Greater than $10 billion	0.38%

The Manager, with respect to Disciplined Small Cap Core Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees Disciplined Small Cap Core Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with Disciplined Small Cap Core Fund’s investment in other affiliated investment companies, if any. For the six months ended November 30, 2015, the amount waived was $96.

The Corporation, on behalf of Small Cap Growth Fund II, entered into an Administration Agreement with BlackRock Advisors, LLC (in such capacity, the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Growth Fund II pays the Administrator a monthly fee at an annual rate of 0.20% of the average daily value of Small Cap Growth Fund II’s net assets. Small Cap Growth Fund II does not pay an investment advisory fee or investment management fee.

The Corporation and the Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager/Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor B1	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

[1]	On June 23, 2015, Investor B Shares of Small Cap Growth Fund II converted to Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended November 30, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor B1	Investor C	Class R	Total
Disciplined Small Cap Core Fund	$ 3,897	—	$ 1,703	—	$ 5,600
Small Cap Growth Fund II	$92,088	$165	$205,376	$57,402	$355,031

[1]	On June 23, 2015, Investor B Shares of Small Cap Growth Fund II converted to Investor A Shares.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended November 30, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor B1	Investor C	Class R	Total
Disciplined Small Cap Core Fund	$ 30	$113	—	$ 46	—	$ 189
Small Cap Growth Fund II	$130	$658	$5	$354	$59	$1,206

[1]	On June 23, 2015, Investor B Shares of Small Cap Growth Fund II converted to Investor A Shares.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	31

Notes to Financial Statements (continued)

For the six months ended November 30, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor B1	Investor C	Class R	Total
Disciplined Small Cap Core Fund	$ 231	$ 2,299	—	$ 335	—	$ 2,865
Small Cap Growth Fund II	$83,674	$85,085	$254	$71,796	$28,154	$268,963

[1]	On June 23, 2015, Investor B Shares of Small Cap Growth Fund II converted to Investor A Shares.

The Trust, on behalf of Disciplined Small Cap Core Fund, entered into an Administration Agreement with the Manager to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of Disciplined Small Cap Core Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2015, the following table shows the class specific administration fees borne directly by each share class of Disciplined Small Cap Core Fund:

Institutional	Investor A	Investor C	Total
$ 598	$ 312	$ 34	$ 944

The Manager, with respect to Disciplined Small Cap Core Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of Disciplined Small Cap Core Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.70% for Institutional; 0.95% for Investor A and 1.70% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to October 1, 2016 unless approved by the Board, including a majority of the independent trustees.

These amounts waived or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as administration fees waived, administration fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended November 30, 2015, the amount included in fees waived and/or reimbursed by the Manager was $103,617 for Disciplined Small Cap Core Fund.

32	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (continued)

Class specific waivers and reimbursements are as follows for Disciplined Small Cap Core Fund:

	Institutional	Investor A	Investor C	Total
Administration Fees Waived	$596	$ 312	$ 34	$ 942
Transfer Agent Fees Reimbursed	$208	$2,271	$324	$2,803

If during Disciplined Small Cap Core Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) Disciplined Small Cap Core Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as Disciplined Small Cap Core Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On November 30, 2015, Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement for Disciplined Small Cap Core Fund are as follows:

	Expiring May 31,
	2016	2017	2018
Fund Level	$342,873	$203,594	$105,626
Institutional	$1,565	$1,660	$804
Investor A	$378	$2,999	$2,583
Investor C	$123	$470	$358

For the six months ended November 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Disciplined Small Cap Core Fund’s Investor A Shares of $152 and Small Cap Growth Fund II’s Investor A Shares of $2,473.

For the six months ended November 30, 2015, affiliates received CDSCs in the amount of $148 for Disciplined Small Cap Core Fund’s Investor C Shares and $881 for Small Cap Growth Fund II’s Investor C Shares.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for Disciplined Small Cap Core Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. Disciplined Small Cap Core Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by Disciplined Small Cap Core Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Disciplined Small Cap Core Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, Disciplined Small Cap Core Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, Disciplined Small Cap Core Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by Disciplined Small Cap Core Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended November 30, 2015, Disciplined Small Cap Core Fund paid BIM $312 for securities lending agent services.

Certain officers and/or trustees/directors of the Trust/Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager/Administrator for a portion of the compensation paid to the Trust’s/Corporation’s Chief Compliance Officer, which is included in officer and trustees/directors in the Statements of Operations.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	33

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the six months ended November 30, 2015, purchases and sales of investments, excluding short-term securities, were $8,919,650 and $7,839,033, respectively, for Disciplined Small Cap Core Fund.

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Small Cap Growth Fund II’s U.S. federal tax returns remains open for each of the four years ended May 31, 2015. The statutes of limitations on Disciplined Small Cap Core Fund’s U.S. federal, state and local tax returns remain open for the two years ended May 31, 2015 and the period ended May 31, 2013. The statutes of limitations on Small Cap Growth Fund II’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2015, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes for Disciplined Small Cap Core Fund were as follows:

Tax cost	$9,833,139

Gross unrealized appreciation	$902,720
Gross unrealized depreciation	(569,768)

Net unrealized appreciation	$332,952

9. Bank Borrowings:

The Trust/Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2015, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, Disciplined Small Cap Core Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by Disciplined Small Cap Core Fund may decline in response to certain events, including those directly involving the issuers of securities owned by Disciplined Small Cap Core Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, Disciplined Small Cap Core Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. Disciplined Small Cap Core Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose Disciplined Small Cap Core Fund to market, issuer and counterparty credit risks, consists principally of financial instruments and receivables due from counterparties. The extent of the Disciplined Small Cap Core Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by Disciplined Small Cap Core Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

34	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to Disciplined Small Cap Core Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, Disciplined Small Cap Core Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to Disciplined Small Cap Core Fund.

Concentration Risk: As of period end, Disciplined Small Cap Core Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on Disciplined Small Cap Core Fund and could affect the value, income and/or liquidity of positions in such securities.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
Disciplined Small Cap Core Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,574	$ 73,853	5,401	$ 62,833
Shares issued in reinvestment of distributions	418	4,975	2,385	26,151
Shares redeemed	(123)	(1,368)	(2,843)	(33,145)

Net increase	6,869	$ 77,460	4,943	$ 55,839

Investor A
Shares sold	104,216	$1,150,402	172,856	$1,936,647
Shares issued in reinvestment of distributions	3,743	44,470	9,046	98,613
Shares redeemed	(22,714)	(256,999)	(24,615)	(275,559)

Net increase	85,245	$ 937,873	157,287	$1,759,701

Investor C
Shares sold	10,575	$ 117,618	22,030	$ 249,581
Shares issued in reinvestment of distributions	362	4,270	830	8,996
Shares redeemed	(1,651)	(18,315)	(4,534)	(49,199)

Net increase	9,286	$ 103,573	18,326	$ 209,378

Total Net Increase	101,400	$1,118,906	180,556	$2,024,918

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	35

Notes to Financial Statements (concluded)

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
Small Cap Growth Fund II	Shares	Amount	Shares	Amount
Institutional
Shares sold	632,187	$ 8,748,182	1,357,054	$ 18,837,252
Shares issued in reinvestment of distributions	231,243	3,322,971	641,647	8,548,838
Shares redeemed	(910,578)	(12,407,856)	(2,089,980)	(29,234,714)

Net decrease	(47,148)	$ (336,703)	(91,279)	$ (1,848,624)

Investor A
Shares received from conversion[1]	10,222	$ 146,887	—	—
Shares sold and automatic conversion of shares	656,348	8,540,297	1,253,475	$ 16,515,474
Shares issued in reinvestment of distributions	274,681	3,730,206	747,480	9,406,206
Shares redeemed	(810,353)	(10,463,094)	(2,229,258)	(29,243,032)

Net increase (decrease)	130,898	$ 1,954,296	(228,303)	$ (3,321,352)

Investor B
Shares sold	476	$ 5,460	7,715	$ 118,484
Shares issued in reinvestment of distributions	—	—	15,217	158,129
Shares converted[1]	(12,512)	(146,887)	—	—
Shares redeemed and automatic conversion of shares	(11,105)	(129,938)	(102,983)	(1,128,381)

Net decrease	(23,141)	$ (271,365)	(80,051)	$ (851,768)

Investor C
Shares sold	176,939	$ 1,853,465	556,168	$ 6,018,188
Shares issued in reinvestment of distributions	195,536	2,145,066	589,715	6,084,229
Shares redeemed	(439,645)	(4,589,630)	(1,113,071)	(11,963,035)

Net increase (decrease)	(67,170)	$ (591,099)	32,812	$ 139,382

Class R
Shares sold	269,008	$ 3,191,974	473,726	$ 5,716,765
Shares issued in reinvestment of distributions	99,715	1,238,454	322,982	3,743,117
Shares redeemed	(386,347)	(4,605,478)	(1,141,216)	(13,877,880)

Net decrease	(17,624)	$ (175,050)	(344,508)	$ (4,417,998)

Total Net Increase (Decrease)	(24,185)	$ 580,079	(711,329)	$(10,300,360)

[1]	On June 23, 2015, Investor B Shares converted to Investor A Shares.

At November 30, 2015, 496,000 Institutional Shares, 2,000 Investor A Shares and 2,000 Investor C Shares of Disciplined Small Cap Core Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of Disciplined Small Cap Core Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Master Portfolio Information	BlackRock Master Small Cap Growth Portfolio

As of Period End

Ten Largest Holdings	Percent of Net Assets
Manhattan Associates, Inc.	3%
Jack in the Box, Inc.	2
LogMeIn, Inc.	2
Team Health Holdings, Inc.	2
Masimo Corp.	2
Prestige Brands Holdings, Inc.	2
Tessera Technologies, Inc.	2
Cracker Barrel Old Country Store, Inc.	1
ICU Medical, Inc.	1
RPX Corp.	1

Sector Allocation	Percent of Net Assets
Health Care	27%
Information Technology	25
Consumer Discretionary	17
Industrials	13
Financials	7
Materials	4
Consumer Staples	3
Energy	2
Telecommunication Services	1
Short-Term Securities	3
Liabilities in Excess of Other Assets	(2)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	37

Schedule of Investments November 30, 2015 (Unaudited)	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.7%
Aerojet Rocketdyne Holdings, Inc. (a)	1,374	$24,100
Astronics Corp. (a)	507	19,616
DigitalGlobe, Inc. (a)	21,247	359,074
HEICO Corp., Class A	4,162	180,631
Vectrus, Inc. (a)	32,536	786,070

		1,369,491
Air Freight & Logistics — 0.1%
Hub Group, Inc., Class A (a)	5,237	201,782
Airlines — 1.0%
Hawaiian Holdings, Inc. (a)	10,682	386,688
JetBlue Airways Corp. (a)	63,480	1,570,495

		1,957,183
Auto Components — 1.7%
Cooper-Standard Holdings, Inc. (a)	358	26,471
Horizon Global Corp. (a)	10,828	94,095
Lear Corp.	790	99,461
Tenneco, Inc. (a)	23,745	1,279,381
Tower International, Inc.	61,343	1,880,776

		3,380,184
Banks — 2.1%
Central Pacific Financial Corp.	50,626	1,176,548
Fidelity Southern Corp.	34,174	773,016
South State Corp.	6,242	490,684
Umpqua Holdings Corp.	86,635	1,552,499
Western Alliance Bancorp (a)	1,934	75,020

		4,067,767
Beverages — 0.3%
National Beverage Corp. (a)	1,850	80,383
Primo Water Corp. (a)	54,876	487,848

		568,231
Biotechnology — 11.8%
ACADIA Pharmaceuticals, Inc. (a)	15,350	582,533
Acceleron Pharma, Inc. (a)	497	21,306
Achillion Pharmaceuticals, Inc. (a)	8,212	83,598
Acorda Therapeutics, Inc. (a)	13,891	530,497
Adamas Pharmaceuticals, Inc. (a)	7,425	118,577
Aduro Biotech, Inc. (a)(b)	7,835	242,807
Alder Biopharmaceuticals, Inc. (a)	7,323	272,855
Amicus Therapeutics, Inc. (a)	9,973	107,010
Anacor Pharmaceuticals, Inc. (a)	10,609	1,238,389
Ardelyx, Inc. (a)	13,042	255,102
ARIAD Pharmaceuticals, Inc. (a)	12,316	78,946
Array BioPharma, Inc. (a)	18,566	73,521
BIND Therapeutics, Inc. (a)	23,650	111,155
BioSpecifics Technologies Corp. (a)	4,505	218,267
Cara Therapeutics, Inc. (a)	14,640	242,292
Catalyst Pharmaceuticals, Inc. (a)	56,223	152,645
Celldex Therapeutics, Inc. (a)	17,636	317,624
Cepheid, Inc. (a)	14,990	538,741
Cerulean Pharma, Inc. (a)(b)	34,682	112,370
ChemoCentryx, Inc. (a)	16,143	121,880
Chiasma, Inc. (a)	6,937	153,932
Chimerix, Inc. (a)	5,553	224,341
China Biologic Products, Inc. (a)	1,496	175,810

Common Stocks	Shares	Value
Biotechnology (continued)
Clovis Oncology, Inc. (a)	4,461	$140,298
Concert Pharmaceuticals, Inc. (a)	11,899	272,844
Cytokinetics, Inc. (a)	19,856	234,698
Dyax Corp. (a)	37,614	1,266,087
Dynavax Technologies Corp. (a)	15,609	435,335
Eagle Pharmaceuticals, Inc. (a)	2,930	268,505
Emergent BioSolutions, Inc. (a)	10,184	383,631
Enanta Pharmaceuticals, Inc. (a)	5,990	188,685
Enzon Pharmaceuticals, Inc.	121,911	88,495
EPIRUS Biopharmaceuticals, Inc. (a)	12,876	62,706
Exact Sciences Corp. (a)	3,219	29,261
Exelixis, Inc. (a)	21,208	121,310
FibroGen, Inc. (a)	16,029	476,702
Five Prime Therapeutics, Inc. (a)	9,812	377,271
Flexion Therapeutics, Inc. (a)	3,439	66,854
Genomic Health, Inc. (a)	10,771	326,577
Halozyme Therapeutics, Inc. (a)	34,316	610,825
Ignyta, Inc. (a)	15,293	224,807
Immune Design Corp. (a)	10,534	220,477
ImmunoGen, Inc. (a)	5,236	71,053
Infinity Pharmaceuticals, Inc. (a)	29,645	261,469
Insmed, Inc. (a)	3,147	51,328
Ironwood Pharmaceuticals, Inc. (a)	12,409	151,390
Isis Pharmaceuticals, Inc. (a)	748	45,658
Kindred Biosciences, Inc. (a)	18,689	74,569
Kite Pharma, Inc. (a)	4,283	352,791
Ligand Pharmaceuticals, Inc. (a)	5,796	620,636
Lion Biotechnologies, Inc. (a)	6,278	45,704
Loxo Oncology, Inc. (a)	1,993	65,629
MacroGenics, Inc. (a)	1,767	61,103
Merrimack Pharmaceuticals, Inc. (a)	38,146	358,954
MiMedx Group, Inc. (a)	41,794	374,474
Momenta Pharmaceuticals, Inc. (a)	23,941	427,586
Myriad Genetics, Inc. (a)	12,850	558,975
Neurocrine Biosciences, Inc. (a)	20,860	1,134,158
Novavax, Inc. (a)	65,085	557,128
Ocata Therapeutics, Inc. (a)	7,988	68,537
OncoGenex Pharmaceuticals, Inc. (a)	26,951	69,534
Oncothyreon, Inc. (a)	24,464	86,847
Ophthotech Corp. (a)	2,231	141,825
OPKO Health, Inc. (a)	12,247	133,982
Orexigen Therapeutics, Inc. (a)	12,365	29,552
PDL BioPharma, Inc.	32,570	123,277
Peregrine Pharmaceuticals, Inc. (a)	103,560	133,592
Pfenex, Inc. (a)	8,818	135,974
Portola Pharmaceuticals, Inc. (a)	7,326	363,443
Progenics Pharmaceuticals, Inc. (a)	10,778	72,428
Prothena Corp. PLC (a)	4,348	306,708
PTC Therapeutics, Inc. (a)	12,655	380,156
Radius Health, Inc. (a)	8,263	502,473
Raptor Pharmaceutical Corp. (a)	46,304	292,641
Repligen Corp. (a)	12,998	369,533
Retrophin, Inc. (a)	11,899	265,943
Rigel Pharmaceuticals, Inc. (a)	79,369	260,330
Sangamo BioSciences, Inc. (a)	40,841	338,163
Sarepta Therapeutics, Inc. (a)	5,215	191,703
Strongbridge Biopharma PLC	7,322	52,645
TESARO, Inc. (a)	1,634	83,399

Portfolio Abbreviations
ADR	American Depositary Receipts
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Common Stocks	Shares	Value
Biotechnology (continued)
Threshold Pharmaceuticals, Inc. (a)	54,537	$190,334
Tonix Pharmaceuticals Holding Corp. (a)	8,120	58,870
Trevena, Inc. (a)	21,473	270,345
Ultragenyx Pharmaceutical, Inc. (a)	6,914	679,784
United Therapeutics Corp. (a)	951	145,151
Verastem, Inc. (a)	9,516	21,601
vTv Therapeutics, Inc., Class A (a)	9,148	62,115
Xencor, Inc. (a)	13,978	224,766
ZIOPHARM Oncology, Inc. (a)	16,445	215,101

		23,252,923
Building Products — 1.7%
Apogee Enterprises, Inc.	7,936	398,546
Continental Building Products, Inc. (a)	85,293	1,555,744
Gibraltar Industries, Inc. (a)	10,734	286,490
Insteel Industries, Inc.	1,128	27,523
Masonite International Corp. (a)	6,939	457,696
NCI Building Systems, Inc. (a)	2,763	32,769
Universal Forest Products, Inc.	8,251	637,472

		3,396,240
Capital Markets — 0.5%
BGC Partners, Inc., Class A	20,103	182,636
Financial Engines, Inc.	1,713	61,719
Greenhill & Co., Inc.	4,263	113,012
Investment Technology Group, Inc.	13,920	279,374
Westwood Holdings Group, Inc.	6,734	392,929

		1,029,670
Chemicals — 1.6%
A. Schulman, Inc.	935	32,360
Advanced Emissions Solutions, Inc. (a)	25,707	151,543
AgroFresh Solutions, Inc.	15,993	103,155
Chemtura Corp. (a)	6,789	208,558
Innophos Holdings, Inc.	3,056	90,824
Innospec, Inc.	10,789	630,078
Koppers Holdings, Inc.	5,853	133,624
PolyOne Corp.	5,462	196,523
Sensient Technologies Corp.	12,571	840,246
Stepan Co.	3,873	201,628
Trinseo SA	19,256	549,951

		3,138,490
Commercial Services & Supplies — 2.5%
ABM Industries, Inc.	5,074	150,546
ARC Document Solutions, Inc. (a)	84,354	426,831
Herman Miller, Inc.	48,050	1,523,666
Interface, Inc.	67,802	1,347,904
Knoll, Inc.	54,970	1,224,732
Quad/Graphics, Inc.	13,035	134,521
West Corp.	2,033	51,842

		4,860,042
Communications Equipment — 1.9%
Calix, Inc. (a)	78,220	619,502
Ciena Corp. (a)	9,870	247,145
Infinera Corp. (a)	5,944	133,859
Ixia (a)	47,445	619,632
Lumentum Holdings, Inc. (a)	25,578	511,560
NETGEAR, Inc. (a)	6,877	303,344
PC-Tel, Inc.	8,560	45,625
ShoreTel, Inc. (a)	120,670	1,238,074

		3,718,741
Construction & Engineering — 1.4%
Comfort Systems U.S.A., Inc.	50,957	1,617,375

Common Stocks	Shares	Value
Construction & Engineering (continued)
Dycom Industries, Inc. (a)	12,314	$1,075,997

		2,693,372
Construction Materials — 0.3%
Headwaters, Inc. (a)	8,377	160,587
Summit Materials, Inc., Class A (a)	4,754	108,249
U.S. Concrete, Inc.	3,968	233,041

		501,877
Consumer Finance — 0.2%
Consumer Portfolio Services, Inc. (a)	17,485	81,830
Emergent Capital, Inc. (a)	74,474	318,749
Nicholas Financial, Inc. (a)	800	10,304

		410,883
Containers & Packaging — 0.3%
Graphic Packaging Holding Co.	43,434	593,743
Distributors — 0.8%
Core-Mark Holding Co., Inc.	17,832	1,520,891
Diversified Consumer Services — 0.6%
Bright Horizons Family Solutions, Inc. (a)	2,975	197,332
Collectors Universe, Inc.	19,531	311,715
Houghton Mifflin Harcourt Co. (a)	18,551	366,568
K12, Inc. (a)	18,645	189,060
Steiner Leisure Ltd. (a)	2,876	180,843

		1,245,518
Diversified Telecommunication Services — 1.0%
IDT Corp., Class B	4,717	58,915
Inteliquent, Inc.	95,079	1,826,468

		1,885,383
Electrical Equipment — 0.1%
AZZ, Inc.	1,773	105,564
Energy Focus, Inc. (a)	1,825	29,218
LSI Industries, Inc.	11,763	139,039

		273,821
Electronic Equipment, Instruments & Components — 2.0%
Benchmark Electronics, Inc. (a)	6,297	135,134
Electro Rent Corp.	6,372	65,950
Fabrinet	3,739	89,474
Littelfuse, Inc.	288	31,265
Multi-Fineline Electronix, Inc. (a)	21,472	529,929
Newport Corp. (a)	53,463	886,951
OSI Systems, Inc. (a)	8,155	763,553
RealD, Inc. (a)	78,975	829,238
Rogers Corp. (a)	4,617	255,920
Tech Data Corp. (a)	4,274	289,136

		3,876,550
Energy Equipment & Services — 0.2%
Aspen Aerogels, Inc. (a)	10,192	66,248
C&J Energy Services Ltd. (b)	22,795	135,858
CHC Group Ltd.	72,314	19,525
Pacific Drilling SA	51,293	67,194
PHI, Inc. (a)	1,188	25,388

		314,213
Food & Staples Retailing — 0.5%
SUPERVALU, Inc. (a)	142,283	956,142
Food Products — 0.7%
Cal-Maine Foods, Inc. (b)	15,458	842,616
Omega Protein Corp. (a)	853	20,967
Pilgrim’s Pride Corp. (b)	22,509	484,619

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	39

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Common Stocks	Shares	Value
Food Products (continued)
Seaboard Corp. (a)	16	$52,800

		1,401,002
Health Care Equipment & Supplies — 5.6%
ABIOMED, Inc. (a)	1,436	117,135
Anika Therapeutics, Inc. (a)	11,866	497,897
Atrion Corp.	130	54,717
ICU Medical, Inc. (a)	19,421	2,203,118
iRadimed Corp. (a)	1,704	52,841
LivaNova PLC	2,754	164,827
Masimo Corp. (a)	70,890	2,940,517
Merit Medical Systems, Inc. (a)	42,492	823,070
Natus Medical, Inc. (a)	7,491	365,411
NuVasive, Inc. (a)	27,958	1,457,730
NxStage Medical, Inc. (a)	2,355	45,946
OraSure Technologies, Inc. (a)	13,926	87,038
Orthofix International NV (a)	5,123	202,666
RTI Surgical, Inc. (a)	148,808	583,327
SeaSpine Holdings Corp. (a)	20,306	334,643
STERIS PLC	5,567	425,207
SurModics, Inc. (a)	13,088	275,633
Symmetry Surgical, Inc. (a)	45,452	413,613

		11,045,336
Health Care Providers & Services — 4.7%
Air Methods Corp. (a)	803	35,091
Alliance HealthCare Services, Inc. (a)	7,018	63,232
AMN Healthcare Services, Inc. (a)	61,563	1,816,109
BioTelemetry, Inc. (a)	6,774	85,420
Cross Country Healthcare, Inc. (a)	1,351	24,656
Five Star Quality Care, Inc. (a)	61,307	220,092
Molina Healthcare, Inc. (a)	24,580	1,481,191
Surgical Care Affiliates, Inc. (a)	48,954	1,819,620
Team Health Holdings, Inc. (a)	55,736	3,073,283
WellCare Health Plans, Inc. (a)	6,998	577,195

		9,195,889
Hotels, Restaurants & Leisure — 5.6%
Bloomin’ Brands, Inc.	1,719	29,756
Boyd Gaming Corp. (a)	30,623	599,905
Cheesecake Factory, Inc.	15,624	736,359
Cracker Barrel Old Country Store, Inc. (b)	18,928	2,383,414
Dave & Buster’s Entertainment, Inc. (a)	5,665	217,196
Eldorado Resorts, Inc. (a)	9,682	93,819
Intrawest Resorts Holdings, Inc. (a)	21,675	199,410
Isle of Capri Casinos, Inc. (a)	39,607	730,353
J. Alexander’s Holdings, Inc. (a)	17,652	187,817
Jack in the Box, Inc.	51,936	3,850,535
Marriott Vacations Worldwide Corp.	6,798	413,522
Red Robin Gourmet Burgers, Inc. (a)	1,466	98,926
SeaWorld Entertainment, Inc.	4,174	73,087
Vail Resorts, Inc.	12,276	1,480,486

		11,094,585
Household Durables — 0.7%
Installed Building Products, Inc. (a)	3,492	87,510
La-Z-Boy, Inc.	15,627	418,960
TopBuild Corp. (a)	13,942	424,673
WCI Communities, Inc. (a)	1,459	35,322
ZAGG, Inc. (a)	49,857	514,524

		1,480,989
Household Products — 0.1%
Central Garden & Pet Co., Class A	7,391	116,704
Independent Power and Renewable Electricity Producers — 0.1%
Talen Energy Corp. (a)	16,012	124,733

Common Stocks	Shares	Value
Independent Power and Renewable Electricity Producers (continued)
TerraForm Global, Inc., Class A	17,948	$72,330

		197,063
Insurance — 0.7%
American Equity Investment Life Holding Co.	6,390	171,316
Employers Holdings, Inc.	4,248	116,438
Fidelity & Guaranty Life	21,350	548,268
Hallmark Financial Services, Inc. (a)	6,947	88,574
National General Holdings Corp.	7,466	163,580
Universal Insurance Holdings, Inc. (b)	17,509	345,803

		1,433,979
Internet & Catalog Retail — 0.3%
1-800-Flowers.com, Inc., Class A (a)	11,329	87,573
Blue Nile, Inc. (a)	3,167	115,469
Liberty TripAdvisor Holdings, Inc., Class A	14,397	431,046
Nutrisystem, Inc.	745	17,090
U.S. Auto Parts Network, Inc. (a)	1,846	4,578

		655,756
Internet Software & Services — 4.3%
Apigee Corp. (a)	19,602	139,566
Apigee Corp. (Acquired 4/13/15, cost $89,907) (a)(c)	4,065	28,943
Appfolio, Inc., Class A (a)	4,234	69,395
Bankrate, Inc. (a)	7,966	116,144
Carbonite, Inc. (a)	4,153	40,492
Constant Contact, Inc. (a)	7,089	221,815
Envestnet, Inc. (a)	5,131	166,604
Five9, Inc. (a)	11,454	76,169
IntraLinks Holdings, Inc. (a)	28,433	290,870
Limelight Networks, Inc. (a)	112,423	189,995
LogMeIn, Inc. (a)	45,658	3,260,894
NIC, Inc.	24,909	508,393
QuinStreet, Inc. (a)	194,009	948,704
SciQuest, Inc. (a)	72,055	930,230
Spark Networks, Inc. (a)	14,804	57,291
Support.com, Inc. (a)	60,276	67,509
United Online, Inc. (a)	6,199	71,289
Web.com Group, Inc. (a)	20,314	491,802
XO Group, Inc. (a)	42,647	718,175

		8,394,280
IT Services — 3.2%
Datalink Corp. (a)	35,033	257,493
EPAM Systems, Inc. (a)	6,671	525,208
Euronet Worldwide, Inc. (a)	17,431	1,354,737
Everi Holdings, Inc. (a)	109,859	419,661
Evertec, Inc.	926	15,909
ExlService Holdings, Inc. (a)	1,299	60,754
Hackett Group, Inc.	5,267	99,757
Heartland Payment Systems, Inc.	2,678	212,473
Higher One Holdings, Inc. (a)	7,054	22,361
Lionbridge Technologies, Inc. (a)	65,812	348,804
Net 1 UEPS Technologies, Inc. (a)	38,837	587,604
Science Applications International Corp.	39,497	1,984,329
Sykes Enterprises, Inc. (a)	5,246	166,928
Travelport Worldwide Ltd.	15,759	209,752

		6,265,770
Leisure Products — 1.0%
Brunswick Corp.	26,769	1,408,852
Nautilus, Inc. (a)	26,892	516,595

		1,925,447

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Common Stocks	Shares	Value
Life Sciences Tools & Services — 1.3%
Cambrex Corp. (a)	15,472	$829,763
Harvard Bioscience, Inc. (a)	37,642	119,325
INC Research Holdings, Inc., Class A (a)	33,032	1,562,414

		2,511,502
Machinery — 2.7%
Blount International, Inc. (a)	53,733	311,651
Briggs & Stratton Corp.	20,577	391,786
Commercial Vehicle Group, Inc. (a)	18,240	62,016
Global Brass & Copper Holdings, Inc.	55,726	1,296,187
Greenbrier Cos., Inc.	13,893	470,695
Hillenbrand, Inc.	1,809	54,795
Hyster-Yale Materials Handling, Inc.	6,805	393,533
John Bean Technologies Corp.	5,098	249,292
Luxfer Holdings PLC — ADR	89,637	916,986
Milacron Holdings Corp. (a)	2,098	30,883
SPX Corp.	40,932	451,889
Wabash National Corp. (a)	55,218	716,177

		5,345,890
Marine — 0.1%
Matson, Inc.	4,912	254,000
Media — 0.7%
Crown Media Holdings, Inc., Class A (a)	54,901	311,289
Gray Television, Inc. (a)	16,549	277,196
Harte-Hanks, Inc.	88,092	331,226
IMAX Corp. (a)	4,537	171,862
New Media Investment Group, Inc.	1,153	20,996
Time, Inc.	5,246	87,293
Tribune Publishing Co.	11,007	112,051

		1,311,913
Metals & Mining — 0.4%
Worthington Industries, Inc.	25,443	782,881
Multiline Retail — 0.9%
Burlington Stores, Inc. (a)	35,838	1,724,166
Oil, Gas & Consumable Fuels — 1.6%
Alon USA Energy, Inc.	4,356	76,622
Archrock, Inc.	18,494	195,482
Ardmore Shipping Corp.	3,477	43,532
Carrizo Oil & Gas, Inc. (a)	3,815	154,050
Cheniere Energy Partners LP Holdings LLC	8,398	147,133
DHT Holdings, Inc.	81,174	608,805
Evolution Petroleum Corp.	28,131	173,006
Exterran Corp. (a)	1,690	27,665
Gener8 Maritime, Inc. (a)	49,324	477,950
Isramco, Inc. (a)(b)	232	21,344
Matador Resources Co. (a)	2,327	59,804
PDC Energy, Inc. (a)	590	33,329
Scorpio Tankers, Inc.	57,057	493,543
Triangle Petroleum Corp. (a)(b)	93,864	71,900
VAALCO Energy, Inc. (a)	32,626	66,883
Western Refining, Inc.	11,457	518,544

		3,169,592
Paper & Forest Products — 1.1%
Boise Cascade Co. (a)	43,751	1,369,406
Clearwater Paper Corp. (a)	15,418	752,553

		2,121,959
Personal Products — 0.2%
USANA Health Sciences, Inc. (a)	2,741	367,130
Pharmaceuticals — 3.3%
ANI Pharmaceuticals, Inc. (a)	2,684	117,613
Catalent, Inc. (a)	4,277	119,114

Common Stocks	Shares	Value
Pharmaceuticals (continued)
Durata Therapeutics, Inc. — CVR	1,930	$309
Furiex Pharmaceuticals, Inc. — CVR (a)	1,957	19,570
Juniper Pharmaceuticals, Inc. (a)	24,958	295,503
Lannett Co., Inc. (a)	5,835	215,662
Marinus Pharmaceuticals, Inc. (a)	6,801	49,443
Pernix Therapeutics Holdings, Inc. (a)	20,073	60,219
Phibro Animal Health Corp., Class A	3,034	98,514
Prestige Brands Holdings, Inc. (a)	54,750	2,786,228
SciClone Pharmaceuticals, Inc. (a)	132,447	1,214,539
Sucampo Pharmaceuticals, Inc., Class A (a)	50,270	862,131
TherapeuticsMD, Inc. (a)	22,939	172,272
Theravance, Inc.	7,277	67,312
ZS Pharma, Inc. (a)	3,995	359,390

		6,437,819
Professional Services — 2.2%
Insperity, Inc.	3,626	156,498
Kforce, Inc.	77,395	2,085,021
RPX Corp. (a)	152,707	2,118,046
WageWorks, Inc. (a)	714	30,374

		4,389,939
Real Estate Investment Trusts (REITs) — 2.2%
Chatham Lodging Trust	25,093	571,869
CoreSite Realty Corp.	2,519	147,538
DiamondRock Hospitality Co.	28,822	320,789
DuPont Fabros Technology, Inc.	4,397	145,277
EPR Properties	6,820	382,193
FelCor Lodging Trust, Inc.	5,541	44,439
Hersha Hospitality Trust	15,097	356,440
InfraREIT, Inc. (a)	36,815	742,559
Lexington Realty Trust	24,945	214,278
New Residential Investment Corp.	2,757	35,069
PS Business Parks, Inc.	2,426	214,507
RLJ Lodging Trust	41,700	1,017,480
Summit Hotel Properties, Inc.	6,719	89,564

		4,282,002
Real Estate Management & Development — 0.5%
Marcus & Millichap, Inc. (a)	30,126	988,434
RE/MAX Holdings, Inc., Class A	1,122	42,086

		1,030,520
Road & Rail — 0.7%
ArcBest Corp.	1,225	29,498
Roadrunner Transportation Systems, Inc. (a)	7,230	79,675
Swift Transportation Co. (a)	75,894	1,212,027

		1,321,200
Semiconductors & Semiconductor Equipment — 4.3%
Advanced Energy Industries, Inc. (a)	1,625	47,401
Ambarella, Inc. (b)	6,717	421,895
Axcelis Technologies, Inc. (a)	8,802	23,237
Cascade Microtech, Inc. (a)	10,578	171,893
Cirrus Logic, Inc. (a)	14,891	492,296
Integrated Device Technology, Inc. (a)	73,781	2,068,819
Intermolecular, Inc. (a)	33,345	75,693
MaxLinear, Inc., Class A (a)	19,069	333,708
Microsemi Corp. (a)	31,413	1,131,182
Monolithic Power Systems, Inc.	8,454	577,662
Synaptics, Inc. (a)	5,444	488,708
Tessera Technologies, Inc.	82,073	2,614,025

		8,446,519
Software — 8.5%
A10 Networks, Inc. (a)	6,471	49,891
Aspen Technology, Inc. (a)	40,501	1,780,019

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	41

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Common Stocks	Shares	Value
Software (continued)
AVG Technologies NV	21,869	$461,217
ePlus, Inc. (a)	4,473	394,474
Exa Corp. (a)	13,614	146,623
Fair Isaac Corp.	3,040	289,560
FleetMatics Group PLC	11,228	670,312
Gigamon, Inc. (a)	24,204	655,686
Guidewire Software, Inc. (a)	6,883	408,368
Imperva, Inc. (a)	8,580	640,325
Infoblox, Inc. (a)	44,966	676,289
Manhattan Associates, Inc. (a)	61,722	4,727,905
Mentor Graphics Corp.	3,582	67,091
MicroStrategy, Inc., Class A (a)	3,269	566,747
Monotype Imaging Holdings, Inc.	19,536	516,336
Pegasystems, Inc.	19,930	588,732
Progress Software Corp. (a)	1,891	45,365
Qlik Technologies, Inc. (a)	33,562	1,067,607
Silver Spring Networks, Inc. (a)	1,843	24,567
Synchronoss Technologies, Inc. (a)	5,531	217,755
Take-Two Interactive Software, Inc. (a)	19,962	706,056
TiVo, Inc. (a)	110,722	995,391
Tyler Technologies, Inc. (a)	1,641	292,820
Verint Systems, Inc. (a)	11,826	554,048
Zix Corp. (a)	33,488	187,868

		16,731,052
Specialty Retail — 2.6%
Aaron’s, Inc. (a)	39,404	956,335
American Eagle Outfitters, Inc.	59,857	931,973
Barnes & Noble, Inc.	55,487	710,234
Chico’s FAS, Inc.	76,126	913,512
Citi Trends, Inc.	5,617	111,385
Express, Inc. (a)	30,210	505,715
Group 1 Automotive, Inc.	3,397	275,904
Haverty Furniture Cos., Inc.	9,098	219,626
New York & Co., Inc. (a)	21,065	46,343
Select Comfort Corp. (a)	14,266	336,963
Sonic Automotive, Inc., Class A	3,323	80,616
Stage Stores, Inc.	11,281	87,315

		5,175,921
Technology Hardware, Storage & Peripherals — 0.4%
Avid Technology, Inc. (a)	35,635	270,470
Nimble Storage, Inc. (a)	3,555	37,221
Quantum Corp. (a)	514,906	453,581

		761,272
Textiles, Apparel & Luxury Goods — 1.8%
Columbia Sportswear Co.	1,921	89,960
Culp, Inc.	36,952	1,041,307
Deckers Outdoor Corp. (a)	19,134	936,418
Oxford Industries, Inc.	6,254	424,897
Skechers U.S.A., Inc., Class A (a)	28,168	850,674
Vince Holding Corp. (a)	25,761	133,442

		3,476,698
Thrifts & Mortgage Finance — 1.4%
Anchor BanCorp Wisconsin, Inc. (a)	891	37,413
EverBank Financial Corp.	112,716	1,945,478
Flagstar Bancorp, Inc. (a)	18,508	454,556
HomeStreet, Inc. (a)	1,678	36,362
LendingTree, Inc. (a)	499	50,838
MGIC Investment Corp. (a)	13,073	124,716
United Community Financial Corp.	2,703	15,894
Walker & Dunlop, Inc. (a)	695	20,530

		2,685,787

Common Stocks	Shares	Value
Tobacco — 0.8%
Vector Group Ltd.	66,351	$1,679,344
Trading Companies & Distributors — 0.1%
CAI International, Inc. (a)	11,641	130,146
Neff Corp., Class A (a)	9,938	82,585
Willis Lease Finance Corp. (a)	3,171	55,461

		268,192
Water Utilities — 0.1%
California Water Service Group	12,759	287,460
Wireless Telecommunication Services — 0.0%
Leap Wireless International, Inc. — CVR (a)	3,374	8,502
Total Common Stocks — 98.2%		192,991,197

Other Interests (d)	Beneficial Interest (000)
Professional Services — 0.0%
Dolan Co., Escrow (a)	$9	177
Total Other Interests — 0.0%		177

Preferred Stocks	Shares
Household Durables — 0.0%
AliphCom:
Series 6 (Acquired 6/03/14, cost $0) (a)(c)	2,066	83
Series 8 (Acquired 8/31/15, cost $294,992) (a)(c)	49,410	64,727

		64,810
Software — 0.8%
Illumio Inc., Series C (Acquired 3/10/15, cost $250,317) (a)(c)	77,790	255,952
MongoDB:
Series C (Acquired 12/19/13, cost $379,504) (a)(c)	15,128	286,222
Series D (Acquired 12/19/13, cost $118,056) (a)(c)	4,706	89,038
Series E (Acquired 12/19/13, cost $4,168) (a)(c)	166	3,141
Palantir Technologies, Inc., Series I (Acquired 2/06/14, cost $500,000) (a)(c)	81,566	928,221

		1,562,574
Total Preferred Stocks — 0.8%		1,627,384

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Warrants	Shares	Value
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price $17.70) (a)	222,516	—
Total Warrants — 0.0%		—
Total Long-Term Investments (Cost — $183,760,319) — 99.0%		$194,618,758

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (e)(f)	1,682,553	1,682,553

	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC, Money Market Series, 0.27% (e)(f)(g)	$4,770	$4,770,374
Total Short-Term Securities (Cost — $6,452,927) — 3.3%		6,452,927
Total Investments (Cost — $190,213,246) — 102.3%		201,071,685
Liabilities in Excess of Other Assets — (2.3)%		(4,523,663)

Net Assets — 100.0%		$196,548,022

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Master Portfolio held restricted securities with a current value of $1,656,327 and an original cost of $1,636,944, which was 0.8% of its net assets.

(d)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(e)	During the six months ended November 30, 2015, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at May 31, 2015	Net Activity	Shares/ Beneficial Interest Held at November 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,469,135	(786,582)	1,682,553	$ 1,043
BlackRock Liquidity Series, LLC, Money Market Series	$3,200,215	$1,570,159	$4,770,374	$83,128	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Represents the current yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities. The Master Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
19	E-Mini Russell 2000 Futures	December 2015	$2,272,210	$31,237

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	43

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Financial futures contracts	Net unrealized appreciation[1]	—	—	$31,237	—	—	—	$31,237

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended November 30, 2015, the effect of derivative financial instruments in the Statement of Operations were as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$(109,706)	—	—	—	$(109,706)
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$39,734	—	—	—	$39,734

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Financial futures contracts:
Average notional value of contracts — long	$2,119,980

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,369,491	—	—	$1,369,491
Air Freight & Logistics	201,782	—	—	201,782
Airlines	1,957,183	—	—	1,957,183
Auto Components	3,380,184	—	—	3,380,184
Banks	4,067,767	—	—	4,067,767
Beverages	568,231	—	—	568,231
Biotechnology	23,252,923	—	—	23,252,923
Building Products	3,396,240	—	—	3,396,240
Capital Markets	1,029,670	—	—	1,029,670
Chemicals	3,138,490	—	—	3,138,490
Commercial Services & Supplies	4,860,042	—	—	4,860,042
Communications Equipment	3,718,741	—	—	3,718,741
Construction & Engineering	2,693,372	—	—	2,693,372
Construction Materials	501,877	—	—	501,877
Consumer Finance	410,883	—	—	410,883
Containers & Packaging	593,743	—	—	593,743
Distributors	1,520,891	—	—	1,520,891
Diversified Consumer Services	1,245,518	—	—	1,245,518
Diversified Telecommunication Services	1,885,383	—	—	1,885,383
Electrical Equipment	273,821	—	—	273,821
Electronic Equipment, Instruments & Components	3,876,550	—	—	3,876,550
Energy Equipment & Services	314,213	—	—	314,213
Food & Staples Retailing	956,142	—	—	956,142
Food Products	1,401,002	—	—	1,401,002
Health Care Equipment & Supplies	11,045,336	—	—	11,045,336
Health Care Providers & Services	9,195,889	—	—	9,195,889
Hotels, Restaurants & Leisure	11,094,585	—	—	11,094,585
Household Durables	1,480,989	—	—	1,480,989
Household Products	116,704	—	—	116,704
Independent Power and Renewable Electricity Producers	197,063	—	—	197,063
Insurance	1,433,979	—	—	1,433,979
Internet & Catalog Retail	655,756	—	—	655,756
Internet Software & Services	8,365,337	$28,943	—	8,394,280
IT Services	6,265,770	—	—	6,265,770
Leisure Products	1,925,447	—	—	1,925,447
Life Sciences Tools & Services	2,511,502	—	—	2,511,502
Machinery	5,345,890	—	—	5,345,890
Marine	254,000	—	—	254,000
Media	1,311,913	—	—	1,311,913
Metals & Mining	782,881	—	—	782,881
Multiline Retail	1,724,166	—	—	1,724,166
Oil, Gas & Consumable Fuels	3,169,592	—	—	3,169,592
Paper & Forest Products	2,121,959	—	—	2,121,959
Personal Products	367,130	—	—	367,130
Pharmaceuticals	6,417,940	—	$19,879	6,437,819
Professional Services	4,389,939	—	—	4,389,939
Real Estate Investment Trusts (REITs)	4,282,002	—	—	4,282,002
Real Estate Management & Development	1,030,520	—	—	1,030,520
Road & Rail	1,321,200	—	—	1,321,200
Semiconductors & Semiconductor Equipment	8,446,519	—	—	8,446,519
Software	16,731,052	—	—	16,731,052

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	45

Schedule of Investments (concluded)	BlackRock Master Small Cap Growth Portfolio

	Level 1	Level 2	Level 3	Total
Specialty Retail	$5,175,921	—	—	$5,175,921
Technology Hardware, Storage & Peripherals	761,272	—	—	761,272
Textiles, Apparel & Luxury Goods	3,476,698	—	—	3,476,698
Thrifts & Mortgage Finance	2,685,787	—	—	2,685,787
Tobacco	1,679,344	—	—	1,679,344
Trading Companies & Distributors	268,192	—	—	268,192
Water Utilities	287,460	—	—	287,460
Wireless Telecommunication Services	—	—	$8,502	8,502
Other Interests	—	—	177	177
Preferred Stocks	—	—	1,627,384	1,627,384
Warrants	—	—	—	—
Short-Term Securities	1,682,553	$4,770,374	—	6,452,927

Total	$194,616,426	$4,799,317	$1,655,942	$201,071,685

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$31,237	—	—	$31,237
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,393	—	—	$2,393
Cash pledged for financial futures contracts	87,200	—	—	87,200
Liabilities:
Collateral on securities loaned at value	—	$(4,770,374)	—	(4,770,374)

Total	$89,593	$(4,770,374)	—	$(4,680,781)

During the six months ended November 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Statement of Assets and Liabilities	BlackRock Master Small Cap Growth Portfolio

November 30, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $ 4,611,830) (cost — $183,760,319)	$194,618,758
Investments at value — affiliated (cost — $ 6,452,927)	6,452,927
Cash	2,393
Cash pledged for financial futures contracts	87,200
Receivables:
Investments sold	886,571
Securities lending income — affiliated	23,643
Dividends	148,374
Prepaid expenses	878

Total assets	202,220,744

Liabilities
Collateral on securities loaned at value	4,770,374
Payables:
Investments purchased	516,685
Directors’ fees	2,360
Investment advisory fees	86,672
Other accrued expenses	70,557
Other affiliates	419
Withdrawals to investors	216,778
Variation margin payable on financial futures contracts	8,877

Total liabilities	5,672,722

Net Assets	$196,548,022

Net Assets Consist of
Investors’ capital	$185,658,346
Net unrealized appreciation (depreciation)	10,889,676

Net Assets	$196,548,022

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	47

Statement of Operations	BlackRock Master Small Cap Growth Portfolio

Six Months Ended November 30, 2015 (Unaudited)

Investment Income
Dividends — unaffiliated	$914,209
Securities lending — affiliated — net	83,128
Dividends — affiliated	1,043

Total income	998,380

Expenses
Investment advisory	727,213
Custodian	32,462
Professional	27,697
Accounting services	27,255
Directors	6,319
Printing	4,103
Miscellaneous	9,275

Total expenses	834,324
Less fees waived by the Manager	(167,835)

Total expenses after fees waived	666,489

Net investment income	331,891

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,444,290
Financial futures contracts	(109,706)

7,334,584

Net change in unrealized appreciation (depreciation) on:
Investments	(18,898,898)
Financial futures contracts	39,734

(18,859,164)

Net realized and unrealized loss	(11,524,580)

Net Decrease in Net Assets Resulting from Operations	$(11,192,689)

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Statements of Changes in Net Assets	BlackRock Master Small Cap Growth Portfolio

Decrease in Net Assets:	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015

Operations
Net investment income	$331,891	$526,907
Net realized gain	7,334,584	19,291,678
Net change in unrealized appreciation (depreciation)	(18,859,164)	9,638,941

Net increase (decrease) in net assets resulting from operations	(11,192,689)	29,457,526

Capital Transactions
Proceeds from contributions	22,339,378	47,206,163
Value of withdrawals	(33,942,448)	(89,207,603)

Net decrease in net assets derived from capital transactions	(11,603,070)	(42,001,440)

Net Assets
Total decrease in net assets	(22,795,759)	(12,543,914)
Beginning of period	219,343,781	231,887,695

End of period	$196,548,022	$219,343,781

Financial Highlights	BlackRock Master Small Cap Growth Portfolio

	Six Months Ended November 30, 2015		Year Ended May 31,
	(Unaudited)		2015	2014	2013	2012	2011

Total Return
Total return	(5.18)%	[1]	14.11%	22.22%	31.47%	(13.48)%	35.13%

Ratios to Average Net Assets
Total expenses	0.80%	[2]	0.79%	0.80%	0.79%	0.77%	0.76%

Total expenses after fees waived	0.64%	[2]	0.63%	0.64%	0.77%	0.77%	0.76%

Net investment income (loss)	0.32%	[2]	0.23%	0.10%	0.47%	(0.32)%	(0.51)%

Supplemental Data
Net assets, end of period (000)	$196,548		$219,344	$231,888	$216,189	$216,838	$504,292

Portfolio turnover rate	71%		140%	152%	165%	143%	127%

[1]	Aggregate total return.

[2]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	49

Notes to Financial Statements (Unaudited)	BlackRock Master Small Cap Growth Portfolio

1. Organization:

BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Indemnification: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end registered investment companies are valued at NAV each business day.

50	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

•

The Master Portfolio values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy the Master Portfolio’s investments and derivative financial instruments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	51

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle the Master Portfolio to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Master Portfolio will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas Prime Brokerage, Inc.	$33,857	$(33,857)	—
Citigroup Global Markets, Inc.	37,776	(37,776)	—
Credit Suisse Securities (USA) LLC	502,308	(502,308)	—
Deutsche Bank Securities, Inc.	41,428	(41,428)	—
Goldman Sachs & Co.	1,079,784	(1,079,784)	—
JP Morgan Clearing Corp.	335,750	(335,750)	—
Morgan Stanley	2,350,458	(2,350,458)	—
SG Americas Securities LLC	52,683	(52,683)	—
UBS Securities LLC	177,786	(177,786)	—

Total	$4,611,830	$(4,611,830)	—

[1]

Collateral with a value of $4,770,374 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

52	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Master Portfolio invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.70%
$1 billion - $3 billion	0.66%
$3 billion - $5 billion	0.63%
$5 billion - $10 billion	0.61%
Greater than $10 billion	0.60%

The Manager, with respect to the Master Portfolio, entered into a contractual agreement to waive 0.16% of its investment advisory fees as a percentage of the Master Portfolio’s average daily net assets until October 1, 2016. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent Directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended November 30, 2015, the Manager waived $166,220 of investment advisory fees, which is included in fees waived by the Manager in the Statement of Operations.

The Manager, with respect to the Master Portfolio, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investments in other affiliated investment companies, if any. For the six months ended November 30, 2015, the amount waived was $1,615.

For the six months ended November 30, 2015, the Master Portfolio reimbursed the Manager $1,144 for certain accounting services, which is included in accounting services in the Statement of Operations.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	53

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Master Portfolio.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended November 30, 2015, the Master Portfolio paid BIM $19,505 for securities lending agent services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

7. Purchases and Sales:

For the six months ended November 30, 2015, purchases and sales of investments, excluding short-term securities, were $144,878,748 and $155,387,454, respectively.

8. Income Tax Information:

The Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$191,734,111

Gross unrealized appreciation	$24,906,851
Gross unrealized depreciation	(15,569,277)

Net unrealized appreciation	$9,337,574

9. Bank Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2015, the Master Portfolio did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk).

54	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (concluded)	BlackRock Master Small Cap Growth Portfolio

The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolio. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: As of period end, the Master Portfolio invested a significant portion of its assets in securities in the health care and information technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Master Portfolio and could affect the value, income and/or liquidity of positions in such securities.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	55

Officers and Directors/Trustees

Rodney D. Johnson, Chair of the Board and Director/Trustee

David O. Beim, Director/Trustee

Collette Chilton, Director/Trustee

Frank J. Fabozzi, Director/Trustee

Dr. Matina S. Horner, Director/Trustee

Herbert I. London, Director/Trustee

Cynthia A. Montgomery, Director/Trustee

Barbara G. Novick, Director/Trustee

Joseph P. Platt, Director/Trustee

Robert C. Robb, Jr., Director/Trustee

Toby Rosenblatt, Director/Trustee

Mark Stalnecker, Director/Trustee

Kenneth L. Urish, Director/Trustee

Frederick W. Winter, Director/Trustee

John M. Perlowski, Director/Trustee, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President1

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernando Piedra, Anti-Money Laundering Officer

Benjamin Archibald, Secretary

[1]	For BlackRock Funds.

Effective September 25, 2015, John M. Perlowski was appointed to serve as a Director/Trustee of the Trust/Corporation/Master LLC.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Custodians Brown Brothers Harriman & Co.[1] Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

The Bank of New York Mellon[2] New York, NY 10286

[1]	For BlackRock Master Small Cap Growth Portfolio.

[2]	For BlackRock Disciplined Small Cap Core Fund.

56	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master Portfolio voted proxies relating to securities held in the Funds’/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ANNUAL REPORT	NOVEMBER 30, 2015	57

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	ANNUAL REPORT	NOVEMBER 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-11/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date:	January 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date:	January 29, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date:	January 29, 2016

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